UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21866

HIGHLAND FUNDS I

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Highland Capital Management Fund Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1.        Reports to Stockholders.

A copy of the Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

Highland Funds I

Highland Healthcare Opportunities Fund

(formerly, Highland Long/Short Healthcare Fund)

Highland Merger Arbitrage Fund

Highland Opportunistic Credit Fund

Annual Report

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Funds’ transfer agent at 1-877-665-1287.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-877-665-1287 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

Highland Funds I

Highland Healthcare Opportunities Fund

Highland Merger Arbitrage Fund

Highland Opportunistic Credit Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2020	Highland Healthcare Opportunities Fund

Performance Review

For the twelve months ended June 30, 2020, the Highland Healthcare Opportunities Fund (the “Fund”) Class Z Shares returned a total 10.03%. The Fund outperformed the Morningstar open-end fund long/short category (the “Category”) by 11.12%, ranking in the top quartile of the Category, and exceeded the return on the S&P 500 Index (“S&P 500”) by 5.02% over the same twelve-month period. The XLV Healthcare Sector Index (the “XLV”) returned 7.5% and the IBB Biotech Sector Index (the “IBB”) returned 24.6% over the same period.

Manager’s Discussion

Performance in the healthcare sector was relatively strong during the reporting period, with the XLV generating a 8.14% total return compared to 7.49% for the bellwether S&P 500. This outperformance has been a tale of two halves, with both the XLV (+9.4%) and IBB (+9.8%) slightly outpacing the +9.0% total return of the S&P 500 in the second half of 2019, but generating significant outperformance in 1H20. Typically considered a more-defensive sector with recession-resistant business models, healthcare has provided attractive downside protection through the COVID-19 pandemic, with the XLV declining 1.8% during the first half of 2020 compared to the 4.0% decline of the broader market S&P 500 index over the same period. Furthermore, the race to build COVID-19 testing capabilities and develop life-saving antiviral therapies or a vaccine has driven strong outperformance within the life sciences and biotechnology sectors, with the IBB Biotech Sector Index generating +13.4% total return in the first half of 2020.

We continue to believe the environment for healthcare investment remains favorable. In the near-term, the potential regulatory concerns that weighed on the healthcare sector during 2019 have largely failed to materialize, with no meaningful reforms implemented to address drug pricing or limit out of network reimbursement and none expected during this session of Congress. With former Vice President Joseph Biden as the presumptive Democratic presidential nominee, the upcoming U.S. presidential election also appears less potentially onerous to healthcare stocks than it did coming into the primary season, as “Medicare-for-All” no longer appears to be a viable scenario.

Longer-term, the aging baby boomers continue to represent a demographic shift that will favor the healthcare industry for many years to come. U.S. healthcare spending is estimated to have increased 4.4% in 2018 to $3.65 trillion, or $11,121 per person, and is expected to grow at a 5.5% compound annual growth rate to over 19% of U.S. GDP by 2027. Strong fundamental demand has driven consistent earnings growth for U.S. healthcare companies. Over the past 20 years, earnings for the S&P healthcare index have grown at a 7.9% CAGR compared to 2.6% for the S&P 500, and healthcare earnings have had positive growth in all but eight quarters over this period compared to 22 quarters (28% of total) of negative earnings growth for the broader S&P 500. Despite this strong historical performance, the S&P healthcare index currently trades at a 2% discount to its average historical price-to-earnings multiple, while the broader S&P 500 currently trades at a 21% premium to its historical average multiple.

While we continue to monitor the ongoing COVID-19 pandemic and longer-term potential regulatory risks, we believe the likelihood of meaningful adverse structural change to the U.S. healthcare industry is low. We believe medical advances will continue to contribute to long-term secular growth while new product innovation and improved models of care will provide exciting opportunities for additional investment. This should not be framed as a declarative statement of how the industry will perform in the future.

We believe the key is to identify companies that will play a critical role in lowering healthcare costs and driving improved patient outcomes.

The S&P 500 Index is a stock market index that measures the stock performance of the 500 largest companies listed on stock exchanges in the United States. It is not possible to invest directly in an index. The returns of each index do not reflect the actual cost of investing in the instruments of which the index is comprised.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2020	Highland Healthcare Opportunities Fund

Growth of Hypothetical $10,000 Investment

Highland Healthcare Opportunities Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	9.57%	3.62%	8.87%	7.95%	10.03%	NA

Five Year	0.01%	-1.11%	-0.59%	NA	0.39%	NA

Ten Year	5.67%	5.07%	5.05%	NA	6.05%	NA

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if redeemed within eighteen months of purchase. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross and net operating expenses of the Fund can be found in the Financial Highlights section of this report. Performance for prior periods results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

2	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2020	Highland Merger Arbitrage Fund

Performance Review

For the twelve-month period ended June 30, 2020, the Highland Merger Arbitrage Fund (the “Fund”) Class Z returned 8.07% compared to the HFRI Merger Arbitrage Index return of -2.79%, the S&P Merger Arbitrage Index return of 3.22%, the S&P 500 Index return of 7.49%, and the Barclays US Aggregate Bond Index return of 8.74%.

Manager’s Discussion

The pace of new merger announcements slowed in third calendar quarter of 2019 and the spread environment also became tight before a waive of new transactions in the fourth quarter caused this trend to begin reversing. The environment appeared healthy in early 2020 before the outbreak of the COVID-19 pandemic. The Fund incurred a -1.88% drawdown in March, coinciding with the global pandemic and sell-off in risk assets. Excluding deals that were announced or closed during March, we estimate that over ~80% of the universe of investable deals that we track finished March with a wider deal spread than they had coming into the month. The Fund saw a recovery in the ensuing months as mergers continued to close and spreads normalized, though spreads still appear relatively wide compared with levels seen in 2019. However, new deal activity sharply declined in the second calendar quarter of 2020. April’s nadir of just over $5 billion of announced deals in our broad coverage universe was the lowest monthly total we have seen in the data we have compiled from Bloomberg, which dates back to the late 1990’s. Clearly, in the middle of a pandemic and economic lockdown, businesses prioritize the stability of existing operations while growth plans are largely put on hold. Moreover, the physical nature of a lockdown creates natural obstacles in the process of negotiating a merger, such as on-site due diligence. We do see some signs of recovery as May and June M&A volumes each more than doubled sequentially (albeit from a low base) as economies reopened. The lack of deal flow in the second quarter was largely offset by attractive deal spreads and the Fund returned 3.99% in the second quarter of 2020, emerging in May from the drawdown incurred in March.

The S&P 500 Index is a stock market index that measures the stock performance of the 500 largest companies listed on stock exchanges in the United States. It is not possible to invest directly in an index. The returns of each index do not reflect the actual cost of investing in the instruments of which the index is comprised.

Annual Report	3

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2020	Highland Merger Arbitrage Fund

Growth of Hypothetical $10,000 Investment

Highland Merger Arbitrage Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	7.76%	1.82%	7.00%	6.00%	8.07%	NA

Since Inception[1]:	6.26%	4.72%	5.56%	5.56%	6.49%	NA

[1]	(August 19, 2016) for Class A and C (January 20 2015) for Class Z.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 5.50% on Class A Shares. Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if redeemed within eighteen months of purchase. The CDSC on Class C Shares is 1.00% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross and net operating expenses of the Fund can be found in the Financial Highlights section of this report. Highland Capital Management Fund Advisors, L.P. (the “Investment Adviser”) contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 1.50% of average daily net assets attributable to any class of the Fund. The fee waiver will continue through at least June 29, 2021. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Investment Adviser. Absent this expense limitation, performance results would have been lower. Additionally, in connection with the Fund’s merger with the Highland Long/Short Equity Fund on June 29, 2020, the Investment Adviser agreed to reduce gross advisory fee of 1.00%, with the addition of a 0.20% administrative fee.

Performance results for Class Z shares also include performance from Highland Merger Arbitrage Fund, LP (“the MAF Predecessor Fund”). The MAF Predecessor Fund was not managed as a 1940 Act Fund so the expenses and ratios may be different. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. The Fund invests in value stocks which involve the risk of investing in securities that are undervalued and may not realize their full potential. The Fund also invests in growth stocks that may be more volatile because they are more sensitive to market conditions. The Fund may invest in foreign securities which may cause more volatility and less liquidity due to currency changes, political instability and accounting differences. The Fund’s investments in derivatives may involve more volatility and less liquidity because of the risk that an investment may not correlate to the performance of the underlying securities.

Mutual fund investing involves risk including the possible loss of principal.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s share when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

4	Annual Report

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2020	Highland Opportunistic Credit Fund

Performance Overview

For the twelve-month period ended June 30, 2020, the Highland Opportunistic Credit Fund’s (the “Fund”) Class Z Shares returned -18.97%. For the same period, the Barclays Capital U.S. Aggregate Bond Index returned 8.74%.

Manager’s Discussion

The underperformance of the Fund was driven by energy exposure, preferred stock in financials, and reorganization equities.

On March 18, 2020 the Board of Trustees approved a plan to liquidate the Fund in an orderly manner. The liquidation plan originally set the date of liquidation to be on or about June 16, 2020; however, in the context of the current unprecedented market volatility, the Liquidation Date has been extended to allow additional time for the Fund to liquidate its remaining holdings.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of more than 1 year. It is not possible to invest directly in an index. The returns of each index do not reflect the actual cost of investing in the instruments of which the index is comprised.

Annual Report	5

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2020	Highland Opportunistic Credit Fund

Growth of Hypothetical $10,000 Investment

Highland Opportunistic Credit Fund - Class A

Average Annual Total Returns
	Class A		Class C		Class Z
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Year Ended	-18.60%	-21.51%	-19.20%	-19.78%	-18.97%	NA

Five Year	-3.11%	-3.78%	-3.65%	NA	-2.87%	NA

Ten Year(1)	3.70%	3.32%	3.35%	NA	3.85%	NA

“Without Sales Charge” returns do not include sales charges or contingent deferred sales charges (“CDSC”). “With Sales Charge” returns reflect the maximum sales charge of 3.50% on Class A Shares. Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% CDSC if redeemed within eighteen months of purchase. The CDSC on Class C Shares is 1% within the first year for each purchase; there is no CDSC on Class C Shares thereafter.

Fees and Expenses: The total gross and net operating expenses of the Fund can be found in the Financial Highlights section of this report. The Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended, taxes, dividend expenses on short sales, interest payments, brokerage commotions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 0.90% of average daily net assets attributable to any class of the Fund. The expense cap will continue through at least October 31, 2020. Performance results reflect any contractual waivers and/or reimbursements of fund expenses by the Adviser. Absent this limitation, performance results would have been lower.

The performance data quoted here represents past performance and is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our website at www.highlandfunds.com.

[1]

Effective July 1, 2014, the Highland Special Situations Fund (the “Predecessor Fund”) was reorganized into the Highland Opportunistic Credit Fund (the “Fund”). The Predecessor Fund was a closed-end fund whose shares were privately offered. The Class Z performance information shown for periods prior to July 1, 2014 is that of the Predecessor Fund. The returns of the Class A and Class C Shares would have substantially similar returns as Class Z because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that classes have different expenses. The Predecessor Fund was managed by the same Adviser with the same investment objective and substantially similar investment strategies as the Fund. Mr. Dondero, a current portfolio manager of the Fund, also managed the Predecessor Fund since its inception on May 18, 2005. The Predecessor Fund was not managed as a 1940 Act Fund so the expenses and ratios may be different.

6	Annual Report

FUND PROFILE (unaudited)

Highland Healthcare Opportunities Fund

Objective

Highland Healthcare Opportunities Fund seeks long-term capital appreciation.

Net Assets as of June 30, 2020

$24.4 million

Portfolio Data as of June 30, 2020

The information below provides a snapshot of Highland Healthcare Opportunities Fund at the end of the reporting period. Highland Healthcare Opportunities Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 06/30/2020 (%)(1)

Healthcare:
Biotechnology	27.6
Healthcare Providers & Services	23.6
Healthcare Equipment & Supplies	17.8
Life Sciences Tools & Services	15.4
Pharmaceuticals	10.1
Healthcare Technology	2.2
Other Investments and Assets & Liabilities(2)	3.2

Top 5 Holdings as of 6/30/2020 (%)(1)(3) Long Securities

Bio-Rad Laboratories, Inc.	8.3
Humana, Inc.	7.0
Merck & Co., Inc.	4.4
Anthem, Inc.	4.3
AbbVie, Inc.	4.0

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investment in cash equivalent investments.

(3)	Excludes the Fund’s investment in cash equivalent investments.

Annual Report	7

FUND PROFILE (unaudited)

Highland Merger Arbitrage Fund

Objective

Highland Merger Arbitrage Fund seeks to generate positive absolute returns.

Net Assets as of June 30, 2020

$65.4 million

Portfolio Data as of June 30, 2020

The information below provides a snapshot of Highland Merger Arbitrage Fund at the end of the reporting period. Highland Merger Arbitrage Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Sectors as of 6/30/2020 (%)(1)	Long Exposure	Short Exposure	Net Exposure

Communication Services	—	—	—
Consumer Discretionary	1.1	(0.3)	0.8
Consumer Staples	1.0	—	1.0
Energy	—	—	—
Financials	16.5	(10.9)	5.6
Healthcare	3.7	—	3.7
Industrials	7.5	(3.3)	4.2
Information Technology	9.1	(0.9)	8.2
Other Investments and Assets & Liabilities(2)	76.6	(0.1)	76.5

Top 5 Holdings as of 6/30/2020 (%)(1)(3) Long Securities

LogMeIn	9.0
IBERIABANK Corp.	5.4
Advanced Disposal Services	4.2
Portola Pharmaceuticals, Inc.	3.7
Legg Mason	3.3

Short Securities

First Horizon National	(5.4)
Willscot	(3.3)
Morgan Stanley	(2.8)
Charles Schwab	(0.9)
Acacia Communications	(0.8)

(1)	Sectors and holdings are calculated as a percentage of total net assets.

(2)	Includes the Fund’s investment in cash equivalent investments.

(3)	Excludes the Fund’s investment in cash equivalent investments.

8	Annual Report

FUND PROFILE (unaudited)

Highland Opportunistic Credit Fund

Objective

Highland Opportunistic Credit Fund seeks to achieve high total returns while attempting to minimize losses.

Net Assets as of June 30, 2020

$10.9 million

Portfolio Data as of June 30, 2020

The information below provides a snapshot of Highland Opportunistic Credit Fund at the end of the reporting period. Highland Opportunistic Credit Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk. Highland Opportunistic Credit Fund is currently in liquidation and the data reflected below represents the remaining assets held as of June 30, 2020.

Quality Breakdown as of 6/30/2020 (%)(1)
NR	100.0

Sectors as of 6/30/2020 (%)(2)

Communication Services	25.9
Utilities	0.2
Materials	—
Energy	—
Healthcare	—

Top 10 Holdings as of 6/30/2020 (%)(2)(3)

TerreStar Corporation (Common Stock)	15.8
TerreStar Corporation, Term Loan A 11.00%, 2/25/2022 (U.S. Senior Loans)	9.6
TerreStar Corporation, Term Loan C 11.00%, 2/25/2030 (U.S. Senior Loans)	0.2
Energy Harbor (Common Stock)	0.2
Omnimax International, Inc. (Common Stock)	—
Sable Permian Resources Land 7.38%, 11/1/2021 (Corporate Bonds & Notes)	—
Bruce Mansfield Pass-Through Trust 6.85%, 6/1/2034 (Corporate Bonds & Notes)	—
Celtic Pharma Phinco BV 17.00%, 6/15/2012 (Foreign Corporate Bonds & Notes)	—
Ocean Rig UDW, Inc. 7.25%, 4/1/2019 (Corporate Bonds & Notes)	—

(1)

Quality is calculated as a percentage of total bonds & notes. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

(3)	Excludes the Fund’s investment in cash equivalent investments.

Annual Report	9

FINANCIAL STATEMENTS

June 30, 2020

A guide to understanding each Fund’s financial statements

Investment Portfolio	The Investment Portfolio details each of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statements of Assets and Liabilities	This statement details each Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statements of Operations	This statement reports income earned by each Fund and the expenses incurred by each Fund during the reporting period. The Statement of Operations also shows any net gain or loss a Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents a Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	This statement details how each Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how each Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Funds, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

10	Annual Report

INVESTMENT PORTFOLIO

As of June 30, 2020	Highland Healthcare Opportunities Fund

Shares		Value ($)

Common Stocks - 96.7%

HEALTHCARE - 96.7%

Biotechnology - 27.6%
10,000	AbbVie, Inc. (a)	981,800
48,800	Amicus Therapeutics, Inc. (b)	735,904
5,000	Ascendis Pharma ADR (a)(b)	739,500
6,000	Biohaven Pharmaceutical Holding (b)	438,660
5,000	BioMarin Pharmaceutical (b)	616,700
30,000	Coherus Biosciences, Inc. (b)(c)	535,800
12,000	Heron Therapeutics, Inc. (b)	176,520
12,000	Insmed (b)	330,480
63,114	Minerva Neurosciences, Inc. (b)(c)	227,841
4,000	Moderna (b)(c)	256,840
135,000	Mustang Bio (b)	429,300
14,400	Natera (b)	717,984
7,500	NextCure (b)	160,800
5,300	uniQure (b)	238,818
4,000	Zymeworks (b)(c)	144,280

		6,731,227

Healthcare Equipment & Supplies - 17.8%
20,000	Axonics Modulation Technologies (b)(c)	702,200
2,000	Becton Dickinson	478,540
23,000	Boston Scientific Corp. (a)(b)	807,530
10,050	Edwards Lifesciences Corp. (b)	694,555
12,000	Establishment Labs Holdings (b)	224,160
10,000	Silk Road Medical (b)	418,900
5,500	Tandem Diabetes Care (b)	544,060
4,000	Zimmer Holdings, Inc. (a)	477,440

		4,347,385

Healthcare Providers & Services - 23.6%
20,000	Acadia Healthcare, Inc. (b)	502,400
4,000	Anthem, Inc.	1,051,920
9,000	Centene (a)(b)	571,950
4,400	Cigna Corp.	825,660
4,400	Humana, Inc. (a)	1,706,100
3,000	Laboratory Corp of America Holdings (a)(b)	498,330
4,000	McKesson, Inc. (a)	613,680

		5,770,040

Healthcare Technology - 2.1%
20,000	Evolent Health, Class A (b)	142,400
2,000	Teladoc Health, Inc. (b)	381,680

		524,080

Life Sciences Tools & Services - 15.5%
25,000	Avantor (b)	425,000
4,500	Bio-Rad Laboratories, Inc., Class A (a)(b)	2,031,705
1,500	Illumina (a)(b)	555,525
2,100	Thermo Fisher Scientific (a)	760,914

		3,773,144

Pharmaceuticals - 10.1%
25,000	Agile Therapeutics (b)	69,500
10,000	Evolus (b)(c)	53,000
100,000	EyePoint Pharmaceuticals (b)	75,700
40,205	Menlo Therapeutics (b)	69,555

Shares		Value ($)

Pharmaceuticals (continued)
14,000	Merck & Co., Inc. (a)	1,082,620
10,000	Nektar Therapeutics, Class A (b)	231,600
1,000	Pacira BioSciences, Inc. (b)	52,470
20,000	Paratek Pharmaceuticals, Inc. (b)	104,400
54,749	SteadyMed, Ltd. (b)(d)(e)	40,405
15,000	Takeda Pharmaceutical Co., Ltd.	539,369
5,000	Zogenix, Inc. (b)	135,050

		2,453,669

	Total Common Stocks (Cost $21,832,768)	23,599,545

Number of Warrants

Warrants - 0.1%

HEALTHCARE - 0.1%

Biotechnology - 0.0%
4,752	Gemphire Therapeutics, Inc., Expires 03/15/2022 (b)(d)(e)	1,104

Pharmaceuticals - 0.1%
255,000	Scynexis, Inc., Expires 06/21/2021 (b)(d)(e)	26,573

	Total Warrants (Cost $—)	27,677

Shares

Preferred Stock - 0.0%

HEALTHCARE - 0.0%

Healthcare Technology - 0.0%
608,695	AMINO, Inc., Series C (b)(d)(e)(f)(g)	$—

	Total Preferred Stock (Cost $3,499,996)	—

Cash Equivalents - 3.5%

MONEY MARKET FUND (h) - 3.5%
856,668	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.100%	856,668

	Total Cash Equivalents (Cost $856,668)	856,668

Principal Amount $

Repurchase Agreements (i)(j) - 4.7%
263,994	Citigroup Global Markets 0.090%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $263,995 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $426 - $50,399, 0.500% -7.500%, 07/31/2021 - 05/20/2070, with a total market value of $269,274)	263,994

See Glossary on page 17 for abbreviations along with accompanying Notes to Financial Statements.	11

INVESTMENT PORTFOLIO (continued)

As of June 30, 2020	Highland Healthcare Opportunities Fund

Principal Amount $		Value ($)

Repurchase Agreements (continued)
263,994	HSBC Securities 0.080%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $263,995 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $369 - $112,042, 0.000% - 4.500%, 05/15/2044 - 03/20/2050, with a total market value of $269,274)	263,994
78,259	JPMorgan Securities 0.070%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $78,259 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $291 - $65,984, 0.000% - 2.500%, 10/08/2020 - 04/30/2023, with a total market value of $79,824)	78,259
263,994	Nomura 0.090%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $263,995 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $1 - $263,186, 2.450% - 6.000%, 07/01/2027 - 10/20/2068, with a total market value of $269,274)	263,994
263,994	RBC Dominion Securities 0.090%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $263,995 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $0 - $49,782, 0.000% - 7.000%, 07/31/2020 - 07/01/2050, with a total market value of $269,274)	263,994

	Total Repurchase Agreements (Cost $1,134,235)	1,134,235

Total Investments - 105.0%		25,618,125

(Cost $27,323,667)
Other Assets & Liabilities, Net - (5.0)% (k)		(1,217,424)

Net Assets - 100.0%		24,400,701

(a)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $3,126,911.
(b)	Non-income producing security.
(c)

Securities (or a portion of securities) on loan. As of June 30, 2020, the fair value of securities loaned was $1,202,184. The loaned securities were secured with cash and securities collateral of $1,246,186. Collateral is calculated based on prior day’s prices.

(d)

Securities with a total aggregate value of $68,082, or 0.3% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(e)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $68,082, or 0.3% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2020. Please see Notes to Financial Statements.

(f)	There is currently no rate available.
(g)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Year End	Percent of Net Assets
AMINO, Inc.	Preferred Stock	11/18/2016	$3,499,996	$0	0.0%

(h)	Rate shown is 7 day effective yield.
(i)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2020 was $1,134,235.
(j)	Tri-Party Repurchase Agreement.
(k)	As of June 30, 2020, $13,634 in cash was segregated or on deposit with the brokers to cover written options and is included in “Other Assets & Liabilities, Net”.

12	See Glossary on page 17 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO

As of June 30, 2020	Highland Merger Arbitrage Fund

Shares		Value ($)

Common Stocks - 38.5%

COMMUNICATION SERVICES - 0.0%
1,101	Bitauto Holdings ADR (a)	17,451
266	Meet Group (a)	1,660

		19,111

CONSUMER DISCRETIONARY - 1.1%
56,500	Caesars Entertainment (a)(b)	685,345
3	Rubicon Project, Inc. (a)	20

		685,365

CONSUMER STAPLES - 1.0%
42,600	Craft Brew Alliance (a)(c)	655,614

ENERGY - 0.0%
1	Equitrans Midstream	8

FINANCIALS - 16.1%
700	Bolsas y Mercados Espanoles SHMSF	25,932
4,160	Churchill Capital II (a)	50,669
10,111	DiamondPeak Holdings, Class A (a)	104,143
35,834	E*TRADE Financial Corp.	1,782,025
15,283	Franklin Financial Network	393,537
25,500	Genworth Financial, Class A (a)	58,905
4,149	Gores Metropoulos, Class A (a)	44,353
77,582	IBERIABANK Corp.	3,533,084
49,139	Juniper Industrial Holdings (a)	489,916
32,001	Landcadia Holdings II, Class A (a)	523,216
43,845	Legg Mason (b)	2,181,289
48,631	MSB Financial (b)	567,038
227	Pargesa Holding (a)	17,199
3,885	SB One Bancorp	76,535
16,853	TD Ameritrade Holding	613,112
335	Willis Towers Watson	65,978

		10,526,931

HEALTHCARE - 3.7%
132,607	Portola Pharmaceuticals, Inc. (a)	2,385,600

INDUSTRIALS - 7.5%
92,000	Advanced Disposal Services (a)	2,775,640
72,216	Mobile Mini	2,130,372

		4,906,012

INFORMATION TECHNOLOGY - 9.1%
6,555	Finjan Holdings (a)	10,095
447	Ingenico Group	71,799
69,324	LogMeIn	5,876,595
201	Tech Data (a)	29,125

		5,987,614

	Total Common Stocks (Cost $25,111,792)	25,166,255

Special Purpose Acquisition Companies - 12.4%
3,139	Acamar Partners Acquisition (a)(c)	32,175
31,210	Apex Technology Acquisition, Class A (a)	319,902
1	Apex Technology Acquisition (a)	11
5,463	CC Neuberger Principal Holdings I, Class A (a)	55,012

Shares		Value ($)
5,188	CC Neuberger Principal Holdings I (a)(c)	54,993
5,416	CHP Merger, Class A (a)	53,943
6,498	CIIG Merger (a)(c)	66,280
54,481	CIIG Merger, Class A (a)	539,362
67,178	FinServ Acquisition, Class A (a)	668,421
900	FinServ Acquisition (a)	9,450
62,390	Foley Trasimene Acquisition (a)	665,701
698	Fortress Value Acquisition, Class A (a)	6,959
24,900	Fortress Value Acquisition (a)	256,470
5,000	Fusion Acquisition (a)	50,800
10,002	Gores Holdings IV, Class A (a)	101,020
33,500	GS Acquisition Holdings II (a)	352,085
10,600	GX Acquisition, Class A (a)	108,120
39,330	Haymaker Acquisition II, Class A (a)(b)	407,065
57,255	Haymaker Acquisition II (a)	629,805
17,436	Healthcare Merger (a)	179,591
560	Hennessy Capital Acquisition IV, Class A (a)	6,020
50,000	Hudson Executive Investment (a)	510,000
6,906	Live Oak Acquisition, Class A (a)	67,679
1	Oaktree Acquisition (a)	11
15,210	Oaktree Acquisition, Class A (a)(b)	154,686
60,154	Osprey Technology Acquisition, Class A (a)	604,247
58,298	PropTech Acquisition, Class A (a)(c)	588,810
1	PropTech Acquisition (a)	11
11	RMG Acquisition, Class A (a)	112
210	SCVX (a)	2,092
37,100	Software Acquisition Group, Class A (a)	372,113
47,100	Thunder Bridge Acquisition II, Class A (a)	475,710
71,740	Trine Acquisition, Class A (a)	749,683

	Total Special Purpose Acquisition Companies (Cost $7,817,006)	8,088,339

Exchange-Traded Fund - 1.3%
9,351	SPDR Bloomberg Barclays 1-3 Month T-Bills, Class 3	855,897

	Total Exchange-Traded Fund (Cost $856,217)	855,897

Preferred Stock - 0.4%

FINANCIALS - 0.4%
40,000	Tectonic Financial 9.00% (d)(e)	290,000

	Total Preferred Stock (Cost $312,400)	290,000

Contracts

Purchased Put Options (a) - 0.1%
	Total Purchased Put Options (Cost $44,311)	44,895

Number of Warrants

Warrants (a) - 0.0%

FINANCIALS - 0.0%
3,377	Apex Technology Acquisition, Expires 10/03/2026	5,741
21,454	PropTech Acquisition, Expires 10/04/2026	15,017
20	Trine Acquisition, Expires 03/08/2024	31

	Total Warrants (Cost $17,154)	20,789

See Glossary on page 17 for abbreviations along with accompanying Notes to Financial Statements.	13

INVESTMENT PORTFOLIO (continued)

As of June 30, 2020	Highland Merger Arbitrage Fund

Number of Rights		Value ($)

Rights (a) - 0.0%

Health Care - 0.0%
850	Celgene Corp.	3,043

	Total Rights (Cost $1,810)	3,043

Shares

Cash Equivalents - 36.1%

MONEY MARKET FUND (f) - 36.1%
23,602,728	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.100%	23,602,728

	Total Cash Equivalents (Cost $23,602,728)	23,602,728

Principal Amount $

Repurchase Agreement (h)(i) - 0.1%
60,919	Citibank 0.090%, dated 06/30/20, to be repurchased on 07/01/20, repurchase price $60,919 (collateralized by various U.S. Government Agency and U.S. Treasury Obligations, par value $38 - $16,144, 0.000% - 4.500%, 07/01/2024 - 12/01/2048, with a total market value of $62,182)	60,919

	Total Repurchase Agreement (Cost $60,919)	60,919

Total Investments - 88.9%		58,132,865

(Cost $57,824,337)

Shares

Securities Sold Short - (15.5)%

Common Stocks - (15.4)%

CONSUMER DISCRETIONARY - (0.3)%
(5,078)	Eldorado Resorts (g)	(203,425)

FINANCIALS - (10.9)%
(362)	Aon, Class A	(69,721)
(18,264)	Charles Schwab	(616,227)
(14,749)	FB Financial	(365,333)
(355,636)	First Horizon National	(3,542,135)
(31,793)	GAIN Capital Holdings	(191,394)
(211)	Groupe Bruxelles Lambert	(17,668)
(54,513)	Kearny Financial	(445,916)
(37,381)	Morgan Stanley	(1,805,502)
(5,273)	Provident Financial Services	(76,195)

		(7,130,091)

INDUSTRIALS - (3.3)%
(173,679)	Willscot (g)	(2,134,515)

Shares		Value ($)

INFORMATION TECHNOLOGY - (0.9)%
(8,344)	Acacia Communications (g)	(560,633)
(770)	Worldline (g)	(67,115)

		(627,748)

	Total Common Stocks (Proceeds $10,351,528)	(10,095,779)

Exchange-Traded Fund - (0.1)%
(353)	Invesco CurrencyShares Euro Currency Trust	(37,414)

	Total Exchange-Traded Fund (Proceeds $37,369)	(37,414)

	Total Securities Sold Short - (15.5)% (Proceeds $10,388,897)	(10,133,193)

Other Assets & Liabilities, Net - 26.6% (j)		17,413,624

Net Assets - 100.0%		65,413,296

(a)	Non-income producing security.
(b)	All or part of this security is pledged as collateral for short sales. The Fair value of the securities pledged as collateral was $1,978,768.
(c)

Securities (or a portion of securities) on loan. As of June 30, 2020, the Fair value of securities loaned was $59,329. The loaned securities were secured with cash and securities collateral of $60,919. Collateral is calculated based on prior day’s prices.

(d)	Variable or floating rate security. The interest rate shown reflects the rate in effect June 30, 2020. Current LIBOR rates include 3 months equal to 0.30%.
(e)	Perpetual security with no stated maturity date.
(f)	Rate shown is 7 day effective yield.
(g)	No dividend payable on security sold short.
(h)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of June 30, 2020 was $60,919.
(i)	Tri-Party Repurchase Agreement.
(j)	As of June 30, 2020, $16,299,389 in cash was segregated or on deposit with the brokers to cover investments sold short and written options, and is included in “Other Assets & Liabilities, Net”.

14	See Glossary on page 17 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of June 30, 2020	Highland Merger Arbitrage Fund

Purchased options contracts outstanding as of June 30, 2020 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Premium	Value
PURCHASED PUT OPTIONS:
Genworth Financial	$3.50	Jefferies	January 2021	255	$109,140	$28,029	$43,605
Aramark	19.00	Jefferies	July 2020	18	$—	7,610	630
BJ’s Restaurants	12.50	Jefferies	July 2020	33	$—	8,672	660

						$44,311	$44,895

The Fund had the following swaps contracts, which did not require pledged collateral, open at June 30, 2020:

Swap contracts outstanding as of June 30, 2020 were as follows:

Underlying Instrument	Fund Pays	Fund Receives	Payment Frequency	Counterparty	Expiration Date	Currency	Notional Amount ($)	Fair Value ($)	Upfront Premiums Paid (Received) ($)	Mark to Market ($)	Unrealized Appreciation/ (Depreciation) ($)
Long Equity TRS
DSB Co, Ltd	1 Month JPY LIBOR plus 0.50%	Index Return	Upon Maturity	Goldman Sachs	June 30, 2021	JPY	183,675	183,874	200	199	(1)

Total Total Return Swaps										199	(1)

See Glossary on page 17 for abbreviations along with accompanying Notes to Financial Statements.	15

INVESTMENT PORTFOLIO

As of June 30, 2020	Highland Opportunistic Credit Fund

Shares		Value ($)

Common Stocks - 16.0%

COMMUNICATION SERVICES - 15.8%
5,082	TerreStar Corporation (a)(b)(c)(d)	1,724,069

MATERIALS - 0.0%
6,632	Omnimax International, Inc. (a)(b)(d)	265

UTILITIES - 0.2%
503	Energy Harbor (d)	16,649

	Total Common Stocks (Cost $3,363,414)	1,740,983

Principal Amount $

U.S. Senior Loans (e) - 9.8%

COMMUNICATION SERVICES - 9.8%
1,055,090	TerreStar Corporation, Term Loan A, 11.000% PIK 02/25/22 (a)(b)	1,048,760
24,741	TerreStar Corporation, Term Loan C, 11.000% PIK 02/25/30 (a)(b)	24,593

	Total U.S. Senior Loans (Cost $1,079,965)	1,073,353

Corporate Bonds & Notes - 0.0%

ENERGY - 0.0%
2,437,000	Ocean Rig UDW, Inc. (a)(b)(f)(g)	—
464	Sable Permian Resources Land 11/01/21 (f)(g)	35

	Total Corporate Bonds & Notes (Cost $1,404,492)	35

Foreign Corporate Bonds & Notes - 0.0%

NETHERLANDS - 0.0%
317,982	Celtic Pharma Phinco BV, (a)(b)(f)	—

	Total Foreign Corporate Bonds & Notes (Cost $212,561)	—

Shares

Cash Equivalents - 73.3%

MONEY MARKET FUND (h)(i) - 73.3%
8,006,833	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.100%	8,006,833

	Total Cash Equivalents (Cost $8,006,833)	8,006,833

Total Investments - 99.1%		10,821,204

(Cost $14,067,265)
Other Assets & Liabilities, Net - 0.9%		102,846

Net Assets - 100.0%		10,924,050

(a)

Securities with a total aggregate value of $2,797,687, or 25.6% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(b)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $2,797,686, or 25.6% of net assets, were fair valued under the Fund’s valuation procedures as of June 30, 2020. Please see Notes to Financial Statements.

(c)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Market Value at Year End	Percent of Net Assets
TerreStar Corporation	Common Stock	12/12/2014	$1,456,829	$1,724,069	15.8%

(d)	Non-income producing security.
(e)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of June 30, 2020, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 0.16% and 0.30%, respectively and the Prime Rate was 3.25%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.

(f)	The issuer is, or is in danger of being, in default of its payment obligation.
(g)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At June 30, 2020, these securities amounted to $35 or 0.0% of net assets.

(h)	Rate shown is 7 day effective yield.
(i)	Financial Statements for this Money Market Fund can be found on BNY’s website https://im.bnymellon.com/

16	See Glossary on page 17 for abbreviations along with accompanying Notes to Financial Statements.

GLOSSARY: (abbreviations that may be used in the preceding statements)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
LTD	Limited
PIK	Payment-in-Kind
SPDR	Standard & Poor’s Depositary Receipt
TRS	Total Return Swap

Underlying Instrument Abbreviations:

Annual Report	17

STATEMENTS OF ASSETS AND LIABILITIES

As of June 30, 2020	Highland Funds I

	Highland Healthcare Opportunities Fund ($)	Highland Merger Arbitrage Fund ($)	Highland Opportunistic Credit Fund ($)
Assets
Investments, at value (Cost $25,332,764, $34,160,690, and $6,060,432, respectively)†	23,627,222	34,469,218	2,814,371
Repurchase Agreements, at value	1,134,235	60,919	—
Cash equivalents (Note 2)	856,668	23,602,728	8,006,833
Cash	—	415,586	19,434
Restricted Cash — Securities Sold Short (Note 2)	—	6,310,054	—
Restricted Cash — Written Options (Note 3)	13,634	9,989,335	—
Foreign currency, at value	—	3,166	—
Foreign tax reclaim receivable	4,644	83,619	—
Receivable for:
Investments sold	—	1,921,559	380
Dividends and interest	4,858	31,090	170,902
Investment advisory and administration fees (Note 6)	—	—	21,407
Miscellaneous	15,424	—	—
Fund shares sold	38,865	60,403	25,551
Prepaid expenses and other assets	33,883	21,051	13,353

Total assets	25,729,433	76,968,728	11,072,231

Liabilities:
Securities sold short, at value (Proceeds $—, $10,388,897, and $—, respectively) (Note 2)	—	10,133,193	—
Swaps, at value	—	1	—
Due to broker	80	—	—

Payable for:
Upon return of securities loaned (Note 4)	1,134,235	60,919	—
Audit fees	32,250	50,250	42,500
Fund shares redeemed	28,406	44,996	60,613
Investment advisory and administration fees (Note 6)	24,478	83,270	—
Accounting services fees	17,318	58,377	3,480
Transfer agent fees	14,109	21,355	7,977
Trustees fees	679	887	734
Investments purchased	—	955,429	—
Accrued dividends on securities sold short	—	31,871	—
Distribution and shareholder servicing fees (Note 6)	—	—	2,637
Income distribution payable	—	—	2,474
Accrued expenses and other liabilities	77,177	114,884	27,766

Total liabilities	1,328,732	11,555,432	148,181

Net Assets	24,400,701	65,413,296	10,924,050

18	See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

As of June 30, 2020	Highland Funds I

	Highland Healthcare Opportunities Fund ($)	Highland Merger Arbitrage Fund ($)	Highland Opportunistic Credit Fund ($)
Net Assets Consist of:
Paid-in capital	208,458,491	63,555,948	41,837,032
Total distributable earnings (accumulated loss)	(184,057,790)	1,857,348	(30,912,982)

Net Assets	24,400,701	65,413,296	10,924,050

Investments, at cost	25,332,764	34,160,690	6,060,432
Repurchase Agreements, at cost	1,134,235	60,919	8,006,833
Cash equivalents, at cost (Note 2)	856,668	23,602,728	—
Foreign currency, at cost	—	3,173	—
Proceeds from securities sold short	—	10,388,897	—
† Includes fair value of securities on loan	1,202,184	59,329	—

Class A:
Net assets	9,400,524	11,201,440	873,307
Shares outstanding ($0.001 par value; unlimited shares authorized)	607,911	564,138	365,322
Net asset value per share(a)	15.46	19.86	2.39
Maximum offering price per share(b)(c)	16.36	21.02	2.48

Class C:
Net assets	7,652,623	6,472,134	937,863
Shares outstanding ($0.001 par value; unlimited shares authorized)	532,789	330,476	395,064
Net asset value and offering price per share(a)	14.36	19.58	2.37

Class Z:
Net assets	7,347,554	47,739,722	9,112,880
Shares outstanding ($0.001 par value; unlimited shares authorized)	455,768	2,376,159	3,854,689
Net asset value, offering and redemption price per share	16.12	20.09	2.36

(a)	Redemption price per share is equal to net asset value per share less any applicable contingent deferred sales charge (“CDSC”).
(b)	Purchases of $500,000 or more are subject to a 1.00% CDSC if redeemed within eighteen months of purchase.
(c)

The sales charge is 5.50% for the Healthcare Opportunities Fund and Merger Arbitrage Fund. The sales charge is 3.50% for the Opportunistic Credit Fund. On sales of $1,000,000 or more, there is no sales charge and therefore the offering will be lower.

See accompanying Notes to Financial Statements.	19

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2020	Highland Funds I

	Highland Healthcare Opportunities Fund ($)	Highland Merger Arbitrage Fund ($)	Highland Opportunistic Credit Fund ($)
Investment Income:
Income:
Dividends	145,958	246,127	101,362
Less: Foreign taxes withheld	(1,649)	—	—
Securities lending income (Note 4)	1,354	674	1,550
Interest	110,307	87,552	1,051,550

Total income	255,970	334,353	1,154,462

Expenses:
Investment advisory (Note 6)	335,608	358,997	279,474
Administration fees (Note 6)	75,857	—	—
Distribution and shareholder servicing fees: (Note 6)
Class A	35,160	3,942	7,726
Class C	94,668	10,507	18,738
Accounting services fees (Note 6)	21,814	30,650	—
Transfer agent fees	48,949	5,062	45,546
Legal fees	34,212	76,525	71,040
Registration fees	59,681	62,204	42,641
Audit fees	80,314	107,407	91,858
Interest expense and commitment fees	—	52,243	—
Insurance	5,146	4,685	6,724
Trustees fees (Note 6)	7,027	5,979	5,349
Reports to shareholders	40,337	18,160	13,486
Custodian/wire agent fees	2,604	32,955	8,637
Pricing fees	42,413	10,810	11,858
Dividends and fees on securities sold short (Note 2)	—	199,484	—
Other	41,412	29,067	16,639

Total operating expenses before waiver and reimbursement (Note 6)	925,202	1,008,677	619,716
Less: Expenses waived or borne by the adviser and administrator	—	(276,874)	(369,499)

Net operating expenses	925,202	731,803	250,217

Net investment income (loss)	(669,232)	(397,450)	904,245

Net Realized and Unrealized Gain (loss) on Investments
Realized gain (loss) on:
Investments	1,635,648	511,568	(10,451,392)
Securities sold short (Note 2)	—	1,319,110	—
Swap contracts (Note 3)	—	384,689	—
Written options contracts (Note 3)	(30,676)	(6,952)	—
Foreign currency transactions	120	(38,106)	—

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	717,326	(522,010)	5,377,864
Securities sold short (Note 2)	—	1,178,952	—
Swap contracts (Note 3)	—	(217,761)	—
Foreign currency translation	130	(560)	—

Net realized and unrealized gain (loss) on investments	2,322,548	2,608,930	(5,073,528)

Total increase (decrease) in net assets resulting from operations	1,653,316	2,211,480	(4,169,283)

20	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland Funds I

	Highland Healthcare Opportunities Fund

	Year Ended June 30, 2020 ($)	Year Ended June 30, 2019 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	(669,232)	(539,835)
Net realized gain on investments, written options and foreign currency transactions	1,605,092	12,159,818
Net increase (decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	717,456	(6,602,803)

Net increase from operations	1,653,316	5,017,180

Increase in net assets from operations	1,653,316	5,017,180

Share transactions:
Proceeds from sale of shares
Class A	954,243	2,386,245
Class C	18,610	1,243,448
Class Z	1,519,719	7,254,248
Cost of shares redeemed
Class A	(4,179,065)	(8,638,300)
Class C	(4,168,648)	(4,473,568)
Class Z	(15,586,343)	(15,151,260)

Net decrease from shares transactions	(21,441,484)	(17,379,187)

Total decrease in net assets	(19,788,168)	(12,362,007)

Net Assets
Beginning of year	44,188,869	56,550,876

End of year	24,400,701	44,188,869

See accompanying Notes to Financial Statements.	21

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Healthcare Opportunities Fund

	Year Ended June 30, 2020	Year Ended June 30, 2019

Class A:
Shares Sold	67,249	163,392
Shares Redeemed	(294,982)	(606,380)

Net decrease in fund shares	(227,733)	(442,988)

Class C:
Shares Sold	1,396	92,871
Shares Redeemed	(314,637)	(337,616)

Net decrease in fund shares	(313,241)	(244,745)

Class Z:
Shares Sold	100,627	496,049
Shares Redeemed	(1,094,706)	(1,035,421)

Net decrease in fund shares	(994,079)	(539,372)

22	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Merger Arbitrage Fund

	Year Ended June 30, 2020 ($)	Year Ended June 30, 2019 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	(397,450)	1,373,442
Net realized gain on investments, securities sold short, swap contracts, written options and foreign currency transactions	2,170,309	1,678,161
Net increase (decrease) in unrealized appreciation (depreciation) on investments, securities sold short, swap contracts, written options and foreign currency translation	438,621	(1,107,595)

Net increase from operations	2,211,480	1,944,008

Distributions:
Class A	(3,808)	(84,890)
Class C	(3,615)	(127,840)
Class Z	(92,578)	(2,809,868)
Return of capital:
Class A	—	(36,574)
Class C	—	(54,373)
Class Z	—	(1,225,981)

Total distributions	(100,001)	(4,339,526)

Increase (decrease) in net assets from operations and distributions	2,111,479	(2,395,518)

Share transactions:
Proceeds from sale of shares
Class A	513,999	848,373
Class C	220,174	296,055
Class Z	2,159,341	3,771,432
Value of distributions reinvested
Class A	3,804	77,643
Class C	2,863	169,659
Class Z	87,827	3,997,105
Cost of shares redeemed
Class A	(463,958)	(735,696)
Class C	(335,659)	(659,190)
Class Z	(11,728,358)	(14,512,422)
Merger (Note 1)
Class A	9,920,849	—
Class C	5,520,783	—
Class Z	28,072,702	—

Net increase (decrease) from shares transactions	33,974,367	(6,747,041)

Total increase (decrease) in net assets	36,085,846	(9,142,559)

Net Assets
Beginning of year	29,327,450	38,470,009

End of year	65,413,296	29,327,450

See accompanying Notes to Financial Statements.	23

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Merger Arbitrage Fund

	Year Ended June 30, 2020	Year Ended June 30, 2019

Class A:
Shares Sold	26,724	44,151
Issued for distribution reinvested	198	4,323
Shares Redeemed	(24,376)	(35,839)
Shares contributed in merger (Note 1)	499,861	—

Net increase in fund shares	502,407	12,635

Class C:
Shares Sold	11,668	15,448
Issued for distribution reinvested	150	9,478
Shares Redeemed	(17,791)	(34,458)
Shares contributed in merger (Note 1)	282,018	—

Net increase (decrease) in fund shares	276,045	(9,532)

Class Z:
Shares Sold	111,387	193,907
Issued for distribution reinvested	4,522	221,071
Shares Redeemed	(595,720)	(681,849)
Shares contributed in merger (Note 1)	1,397,897	—

Net increase (decrease) in fund shares	918,086	(266,871)

24	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Opportunistic Credit Fund

	Year Ended June 30, 2020 ($)	Year Ended June 30, 2019 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	904,245	2,568,081
Net realized loss on investments and foreign currency transactions	(10,451,392)	(1,097,150)
Net increase (decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	5,377,864	(3,361,090)

Net decrease from operations	(4,169,283)	(1,890,159)

Distributions:
Class A	(61,489)	(134,807)
Class C	(51,717)	(95,525)
Class Z	(700,324)	(1,551,496)
Return of capital:
Class A	(341,910)	—
Class C	(381,475)	—
Class Z	(3,680,653)	—

Total distributions	(5,217,568)	(1,781,828)

Decrease in net assets from operations and distributions	(9,386,851)	(3,671,987)

Share transactions:
Proceeds from sale of shares
Class A	133,047	1,620,680
Class C	360	486,428
Class Z	392,195	4,196,963
Value of distributions reinvested
Class A	70,845	130,561
Class C	40,309	44,445
Class Z	718,117	1,501,330
Cost of shares redeemed
Class A	(2,487,176)	(2,344,263)
Class C	(1,236,773)	(935,644)
Class Z	(18,051,170)	(19,463,222)

Net decrease from shares transactions	(20,420,246)	(14,762,722)

Total decrease in net assets	(29,807,097)	(18,434,709)

Net Assets
Beginning of year	40,731,147	59,165,856

End of year	10,924,050	40,731,147

See accompanying Notes to Financial Statements.	25

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Highland Funds I

	Highland Opportunistic Credit Fund

	Year Ended June 30, 2020	Year Ended June 30, 2019

Class A:
Shares Sold	34,909	384,206
Issued for distribution reinvested	18,210	30,892
Shares Redeemed	(646,313)	(546,401)

Net decrease in fund shares	(593,194)	(131,303)

Class C:
Shares Sold	142	112,643
Issued for distribution reinvested	10,366	10,526
Shares Redeemed	(329,921)	(220,953)

Net decrease in fund shares	(319,413)	(97,784)

Class Z:
Shares Sold	148,865	982,194
Issued for distribution reinvested	185,760	356,932
Shares Redeemed	(4,931,123)	(4,612,388)

Net decrease in fund shares	(4,596,498)	(3,273,262)

26	See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2020	Highland Merger Arbitrage Fund

($)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	2,211,480

Adjustments to Reconcile Net Investment Loss to Net Cash Flows Used in Operating Activities:
Purchases of investment securities	(272,786,184)
Proceeds from disposition of investment securities	271,234,914
Purchases of securities sold short	118,622,460
Proceeds from securities sold short	(127,408,862)
Net proceeds received from on written options contracts	(6,952)
Net realized gain on investments	(511,568)
Net realized gain on securities sold short, written options contracts, and foreign currency related transactions	(1,274,052)
Net change in unrealized (appreciation) depreciation on investments, securities sold short, written options contracts, swap contracts, and translation on assets and liabilities denominated in foreign currency	(438,621)
Decrease in receivable for investments sold	4,081,874
Increase in dividends and interest receivable	(12,901)
Increase in foreign tax reclaim receivable	(35,785)
Decrease in prepaid expenses and other assets	4,726
Decrease in receivable for miscellaneous	16,811
Change in swap premium	6,341
Increase in payable upon return of securities loaned	60,919
Decrease in payable for investments purchased	(878,801)
Increase in payables to related parties	54,758
Decrease in payable for distribution and shareholder servicing fees	(1,264)
Increase in payable to transfer agent fees	18,478
Increase in accrued dividends on securities sold short	20,746
Increase in accrued expenses and other liabilities	115,053

Net cash flow used in operating activities	(6,906,430)

Cash Flows Provided by Financing Activities:
Distributions paid in cash	(5,507)
Payments of shares redeemed	(12,484,001)
Proceeds from shares sold	2,847,129
Merger transactions	43,514,334

Net cash flow provided by financing activities	33,871,955

Effect of exchange rate changes on cash	(38,666)

Net increase in cash	26,926,859

Cash, Cash Equivalents, Restricted Cash and Foreign Currency:
Beginning of year	13,394,010

End of year	40,320,869

Supplemental disclosure of cash flow information:
Reinvestment of distributions	94,494

Cash paid during the year for interest expense and commitment fees	52,243

See accompanying Notes to Financial Statements.	27

STATEMENT OF CASH FLOWS (continued)

For the Year Ended June 30, 2020	Highland Opportunistic Credit Fund

($)
Cash Flows Used in Operating Activities:
Net decrease in net assets resulting from operations	(4,169,283)

Adjustments to Reconcile Net Investment Loss to Net Cash Flows Provided by Operating Activities:
Purchases of investment securities	(11,543,512)
Proceeds from disposition of investment securities	30,679,870
Net accretion of discount	(52,983)
Net realized loss on investments	10,451,392
Net change in unrealized (appreciation) depreciation on investments	(5,377,864)
Decrease in receivable for investments sold	450,135
Decrease in dividends and interest receivable	11,427
Increase in prepaid expenses and other assets	(5,385)
Decrease in receivable for related parties	32,772
Decrease in payable for investments purchased	(500,313)
Decrease in payables to related parties	(41,787)
Decrease in payable for distribution and shareholder servicing fees	(583)
Increase in payable to transfer agent fees	3,302
Increase in accrued expenses and other liabilities	28,466

Net cash flow provided by operating activities	19,965,654

Cash Flows Financing Activities:
Distributions paid in cash	(4,393,375)
Payments of shares redeemed	(21,813,464)
Proceeds from shares sold	509,026

Net cash flow used in financing activities	(25,697,813)

Net decrease in cash	(5,732,159)

Cash, Cash Equivalents, Restricted Cash and Foreign Currency:
Beginning of year	13,758,426

End of year	8,026,267

Supplemental disclosure of cash flow information:
Reinvestment of distributions	824,193

28	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Healthcare Opportunities Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$14.11	$12.96	$11.61	$11.50	$16.22

Income from Investment Operations:

Net investment loss(a)	(0.29)	(0.16)	(0.21)	(0.21)	(0.28)

Net realized and unrealized gain (loss)	1.64	1.31	1.62	0.32	(3.86)

Total from Investment Operations	1.35	1.15	1.41	0.11	(4.14)

Less Distributions Declared to shareholders:

From net investment income	—	—	(0.06)	—	—

From net realized gains	—	—	—	—	(0.58)

Total distributions declared to shareholders	—	—	(0.06)	—	(0.58)

Net Asset Value, End of year(b)	$15.46	$14.11	$12.96	$11.61	$11.50

Total Return(b)(c)	9.57%	8.71%	12.23%	0.96%	(26.03)%

Ratios to Average Net Assets/Supplemental Data:(d)(e)

Net Assets, End of Year (000’s)	$9,401	$11,788	$16,573	$30,967	$83,952

Gross operating expenses(f)	2.72%	2.24%	2.62%	2.72%	2.70%

Net investment income (loss)	(2.03)%	(1.11)%	(1.79)%	(1.82)%	(2.01)%

Portfolio turnover rate	51%	191%	489%	964%	901%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(c)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.72%	2.24%	2.62%	2.72%	2.70%

Interest expense and commitment fees	—%	0.04%	0.32%	0.01%	—%

Dividends and fees on securities sold short	—%	0.05%	0.19%	0.70%	0.85%

See accompanying Notes to Financial Statements.	29

FINANCIAL HIGHLIGHTS

Highland Healthcare Opportunities Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$13.19	$12.19	$10.94	$10.90	$15.48

Income from Investment Operations:

Net investment loss(a)	(0.35)	(0.23)	(0.27)	(0.27)	(0.34)

Net realized and unrealized gain (loss)	1.52	1.23	1.52	0.31	(3.66)

Total from Investment Operations	1.17	1.00	1.25	0.04	(4.00)

Less Distributions Declared to shareholders:

From net realized gains	—	—	—	—	(0.58)

Total distributions declared to shareholders	—	—	—	—	(0.58)

Net Asset Value, End of year(b)	$14.36	$13.19	$12.19	$10.94	$10.90

Total Return(b)(c)	8.87%	8.03%	11.43%	0.37%	(26.37)%

Ratios to Average Net Assets/Supplemental Data:(d)(e)

Net Assets, End of Year (000’s)	$7,653	$11,157	$13,300	$22,805	$55,381

Gross operating expenses(f)	3.37%	2.89%	3.28%	3.37%	3.38%

Net investment income (loss)	(2.65)%	(1.74)%	(2.45)%	(2.47)%	(2.66)%

Portfolio turnover rate	51%	191%	489%	964%	901%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(c)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.37%	2.89%	3.28%	3.37%	3.38%

Interest expense and commitment fees	—%	0.04%	0.32%	0.01%	—%

Dividends and fees on securities sold short	—%	0.05%	0.20%	0.70%	0.87%

30	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Healthcare Opportunities Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$14.65	$13.41	$12.04	$11.87	$16.66

Income from Investment Operations:

Net investment loss(a)	(0.23)	(0.10)	(0.19)	(0.18)	(0.23)

Net realized and unrealized gain (loss)	1.70	1.34	1.69	0.35	(3.98)

Total from Investment Operations	1.47	1.24	1.50	0.17	(4.21)

Less Distributions Declared to shareholders:

From net investment income	—	—	(0.13)	—	—

From net realized gains	—	—	—	—	(0.58)

Total distributions declared to shareholders	—	—	(0.13)	—	(0.58)

Net Asset Value, End of year(b)	$16.12	$14.65	$13.41	$12.04	$11.87

Total Return(b)(c)	10.03%	9.09%	12.58%	1.43%	(25.75)%

Ratios to Average Net Assets/Supplemental Data:(d)(e)

Net Assets, End of Year (000’s)	$7,348	$21,244	$26,677	$53,839	$158,854

Gross operating expenses(f)	2.37%	1.89%	2.34%	2.38%	2.32%

Net investment income (loss)	(1.54)%	(0.69)%	(1.52)%	(1.49)%	(1.62)%

Portfolio turnover rate	51%	191%	489%	964%	901%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(c)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Includes dividends and fees on securities sold short.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.37%	1.89%	2.34%	2.38%	2.32%

Interest expense and commitment fees	—%	0.04%	0.32%	0.01%	—%

Dividends and fees on securities sold short	—%	0.05%	0.26%	0.70%	0.82%

See accompanying Notes to Financial Statements.	31

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Six Months Ended June 30, 2017		For the Period Ended December 31 2016*
	2020	2019	2018(a)

Net Asset Value, Beginning of Year	$18.49	$20.75	$21.65	$20.53		$20.00

Income from Investment Operations:

Net investment income (loss)(b)	(0.29)	0.62	(0.20)	0.24		(0.22)

Net realized and unrealized gain	1.72	0.47	0.70	0.88		0.75

Total from Investment Operations	1.43	1.09	0.50	1.12		0.53

Less Distributions Declared to shareholders:

From net investment income	—	(1.63)	(1.07)	—		—

From net realized gains	(0.06)	(0.71)	(0.33)	—		—	(c)

From return of capital	—	(1.01)	—	—		—

Total distributions declared to shareholders	(0.06)	(3.35)	(1.40)	—		—	(c)

Net Asset Value, End of year(c)	$19.86	$18.49	$20.75	$21.65		$20.53

Total Return(d)(e)(f)	7.76%	5.72%	2.53%	5.46%		2.66%

Ratios to Average Net Assets/Supplemental Data:(g)(h)

Net Assets, End of Year (000’s)	$11,201	$1,141	$1,019	$1,661		$121

Gross operating expenses(i)	3.69%	5.31%	4.77%	6.40%		7.16%

Net investment income (loss)	(1.50)%	3.20%	(0.98)%	2.30%		(3.00)%

Portfolio turnover rate	958%	712%	401%	233	%(f)	718	%(f)

*	Commenced operations on August 19, 2016.
(a)	For the year ended December 31, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(e)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(f)	Not annualized.
(g)	All ratios for the periods less than a year have been annualized.
(h)	Includes dividends and fees on securities sold short.
(i)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,			For the Six Months Ended June 30, 2017(g)	For the Period Ended December 31 2016*(g)
	2020	2019	2018(a)

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.76%	4.45%	3.97%	5.05%	4.62%

Interest expense and commitment fees	0.18%	0.73%	0.65%	—%	1.60%

Dividends and fees on securities sold short	0.67%	2.01%	1.38%	3.19%	1.14%

Distribution fees and amortized offering costs	0.41%	0.21%	0.54%	0.36%	0.38%

32	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Six Months Ended June 30, 2017 (unaudited)		For the Period Ended December 31 2016*
	2020	2019	2018(a)

Net Asset Value, Beginning of Year	$18.36	$20.65	$21.52	$20.48		$20.00

Income from Investment Operations:

Net investment income (loss)(b)	(0.12)	0.56	(0.39)	0.05		(0.28)

Net realized and unrealized gain	1.40	0.39	0.77	0.99		0.76

Total from Investment Operations	1.28	0.95	0.38	1.04		0.48

Less Distributions Declared to shareholders:

From net investment income	—	(1.56)	(0.92)	—		—

From net realized gains	(0.06)	(0.71)	(0.33)	—		—	(c)

From return of capital	—	(0.97)	—	—		—

Total distributions declared to shareholders	(0.06)	(3.24)	(1.25)	—		—	(c)

Net Asset Value, End of year(d)	$19.58	$18.36	$20.65	$21.52		$20.48

Total Return(d)(e)(f)	7.00%	5.00%	1.95%	5.08%		2.41%

Ratios to Average Net Assets/Supplemental Data:(g)(h)

Net Assets, End of Year (000’s)	$6,472	$999	$1,321	$1,094		$96

Gross operating expenses(i)	4.34%	5.90%	5.51%	7.28%		8.15%

Net investment income (loss)	(0.63)%	2.88%	(1.88)%	0.47%		(3.93)%

Portfolio turnover rate	958%	712%	401%	233	%(f)	718	%(f)

*	Commenced operations on August 19, 2016.
(a)	For the year ended December 31, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(e)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(f)	Not annualized.
(g)	All ratios for the periods less than a year have been annualized.
(h)	Includes dividends and fees on securities sold short.
(i)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,			For the Six Months Ended June 30, 2017(g)	For Period Ended December 31, 2016*(g)
	2020	2019	2018(a)

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	3.41%	5.13%	4.72%	5.95%	5.62%

Interest expense and commitment fees	0.18%	0.73%	0.65%	—%	1.39%

Dividends and fees on securities sold short	0.67%	2.01%	1.53%	3.47%	1.69%

Distribution fees and amortized offering costs	1.06%	0.89%	1.04%	0.98%	1.04%

See accompanying Notes to Financial Statements.	33

FINANCIAL HIGHLIGHTS

Highland Merger Arbitrage Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,			For the Six Months Ended June 30, 2017		For the Period Ended December 31 2016*
	2020	2019	2018(a)

Net Asset Value, Beginning of Year	$18.65	$20.95	$21.76	$20.60		$20.05

Income from Investment Operations:

Net investment income (loss)(b)	(0.26)	0.86	(0.18)	0.19		(0.12)

Net realized and unrealized gain	1.76	0.30	0.77	0.97		0.67

Total from Investment Operations	1.50	1.16	0.59	1.16		0.55

Less Distributions Declared to shareholders:

From net investment income	—	(1.70)	(1.07)	—		—

From net realized gains	(0.06)	(0.71)	(0.33)	—		—	(c)

From return of capital	—	(1.05)	—	—		—

Total distributions declared to shareholders	(0.06)	(3.46)	(1.40)	—		—	(c)

Net Asset Value, End of year(d)	$20.09	$18.65	$20.95	$21.76		$20.60

Total Return(d)(e)(f)	8.07%	6.07%	2.93%	5.63%		2.76%

Ratios to Average Net Assets/Supplemental Data:(g)(h)

Net Assets, End of Year (000’s)	$47,740	$27,187	$36,130	$27,291		$22,393

Gross operating expenses(i)	3.34%	4.99%	4.59%	6.11%		6.04%

Net investment income (loss)	(1.36)%	4.30%	(0.88)%	1.84%		(1.68)%

Portfolio turnover rate	958%	712%	401%	233	%(f)	718	%(f)

*	Commenced operations on August 19, 2016.
(a)	For the year ended December 31, 2017, the Highland Merger Arbitrage Fund had a fiscal year end change from December 31 to June 30.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)	Represents less than $0.005 per share.
(d)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end

(e)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(f)	Not annualized.
(g)	All ratios for the periods less than a year have been annualized.
(h)	Includes dividends and fees on securities sold short.
(i)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,			For the Six Months Ended June 30, 2017(g)	For the Period Ended December 31 2016*(g)
	2020	2019	2018(a)

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.41%	4.25%	3.80%	4.75%	3.50%

Interest expense and commitment fees	0.18%	0.73%	0.65%	—%	0.84%

Dividends and fees on securities sold short	0.67%	2.01%	1.63%	3.22%	1.14%

Amortized offering costs	0.06%	0.01%	0.02%	0.03%	0.02%

34	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class A

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2020	2019	2018		2017	2016

Net Asset Value, Beginning of Year	$4.04	$4.36	$4.22		$3.73	$5.30

Income from Investment Operations:

Net investment income(a)	0.11	0.21	0.30		0.38	0.53

Net realized and unrealized gain (loss)	(0.79)	(0.38)	0.11		0.48	(1.59)

Total from Investment Operations	(0.68)	(0.17)	0.41		0.86	(1.06)

Less Distributions Declared to shareholders:

From net investment income	(0.10)	(0.15)	(0.27)		(0.37)	(0.51)

From return of capital	(0.87)	—	(0.00	)(b)	—	—

Total distributions declared to shareholders	(0.97)	(0.15)	(0.27)		(0.37)	(0.51)

Net Asset Value, End of year(c)	$2.39	$4.04	$4.36		$4.22	$3.73

Total Return(c)(d)	(18.60)%	(4.07)%	10.21%		23.79%	(19.68)%

Ratios to Average Net Assets/Supplemental Data:(e)

Net Assets, End of Year (000’s)	$873	$3,876	$4,754		$8,527	$5,149

Gross operating expenses(f)	2.45%	2.49%	1.74%		1.94%	2.14%

Net investment income (loss)	2.98%	4.88%	7.01%		9.15%	13.06%

Portfolio turnover rate	67%	23%	42%		113%	83%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2020	2019	2018	2017		2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(h)	1.15%	1.25%	1.25%	1.44%		1.53%

Interest expense and commitment fees	—%	—%	—%	—	%(g)	0.23%

Dividends and fees on securities sold short	—%	—%	—%	0.06%		—%

Distribution fees	0.35%	0.35%	0.35%	0.35%		0.35%

(g)	Represents less than 0.005%.
(h)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

See accompanying Notes to Financial Statements.	35

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class C

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2020	2019	2018		2017	2016

Net Asset Value, Beginning of Year	$4.06	$4.38	$4.24		$3.75	$5.30

Income from Investment Operations:

Net investment income(a)	0.09	0.19	0.27		0.30	0.50

Net realized and unrealized gain (loss)	(0.80)	(0.38)	0.12		0.54	(1.58)

Total from Investment Operations	(0.71)	(0.19)	0.39		0.84	(1.08)

Less Distributions Declared to shareholders:

From net investment income	(0.08)	(0.13)	(0.25)		(0.35)	(0.47)

From return of capital	(0.90)	—	(0.00	)(b)	—	—

Total distributions declared to shareholders	(0.98)	(0.13)	(0.25)		(0.35)	(0.47)

Net Asset Value, End of year(c)	$2.37	$4.06	$4.38		$4.24	$3.75

Total Return(c)(d)	(19.20)%	(4.51)%	9.65%		23.14%	(20.16)%

Ratios to Average Net Assets/Supplemental Data:(e)

Net Assets, End of Year (000’s)	$938	$2,903	$3,562		$3,695	$344

Gross operating expenses(f)	3.04%	3.01%	2.24%		2.41%	2.64%

Net investment income (loss)	2.49%	4.41%	6.35%		6.99%	12.85%

Portfolio turnover rate	67%	23%	42%		113%	83%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)	Represents less than $0.005 per share.
(c)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(d)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(e)	All ratios for the period have been annualized, unless otherwise indicated.
(f)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2020	2019	2018	2017		2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(h)	1.65%	1.75%	1.76%	1.91%		2.03%

Interest expense and commitment fees	—%	—%	—%	—	%(g)	0.23%

Dividends and fees on securities sold short	—%	—%	—%	0.06%		—%

Distribution fees	0.85%	0.85%	0.85%	0.85%		0.85%

(g)	Represents less than 0.005%.
(h)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

36	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Highland Opportunistic Credit Fund, Class Z

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended June 30,
	2020	2019	2018	2017	2016

Net Asset Value, Beginning of Year	$4.02	$4.34	$4.20	$3.71	$5.30

Income from Investment Operations:

Net investment income(a)	0.12	0.22	0.30	0.38	0.54

Net realized and unrealized gain (loss)	(0.81)	(0.38)	0.13	0.49	(1.59)

Total from Investment Operations	(0.69)	(0.16)	0.43	0.87	(1.05)

Less Distributions Declared to shareholders:

From net investment income	(0.10)	(0.16)	(0.28)	(0.38)	(0.54)

From return of capital	(0.87)	—	(0.01)	—	—

Total distributions declared to shareholders	(0.97)	(0.16)	(0.29)	(0.38)	(0.54)

Net Asset Value, End of year(b)	$2.36	$4.02	$4.34	$4.20	$3.71

Total Return(b)(c)	(18.97)%	(3.46)%	10.62%	24.31%	(19.43)%

Ratios to Average Net Assets/Supplemental Data:(d)

Net Assets, End of Year (000’s)	$9,113	$33,952	$50,850	$71,706	$53,977

Gross operating expenses(e)	2.13%	2.11%	1.39%	1.63%	1.79%

Net investment income (loss)	3.34%	5.21%	7.22%	9.28%	13.35%

Portfolio turnover rate	67%	23%	42%	113%	83%

(a)	Per share data was calculated using average shares outstanding during the period.
(b)

The Net Asset Value per share and total return have been calculated based on net assets which include adjustments made in accordance with U.S. Generally Accepted Accounting Principles required at period end for financial reporting purposes. These figures do not necessarily reflect the Net Asset Value per share or total return experienced by the shareholder at period end.

(c)

Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been lower.

(d)	All ratios for the period have been annualized, unless otherwise indicated.
(e)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2020	2019	2018	2017		2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)(h)	0.80%	0.90%	0.91%	1.13%		1.18%

Interest expense and commitment fees	—%	—%	—%	—	%(f)	0.23%

Dividends and fees on securities sold short	—%	—%	—%	0.06%		—%

(f)	Represents less than 0.005%.
(h)	This includes the additional voluntarily elected waiver by the Investment Adviser during the period.

See accompanying Notes to Financial Statements.	37

NOTES TO FINANCIAL STATEMENTS

June 30, 2020	Highland Funds I

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with four portfolios that were offered as of June 30, 2020, each of which is non-diversified. This report includes information for the year ended June 30, 2020 for Highland Healthcare Opportunities Fund (the “Healthcare Opportunities Fund”) (fka Long/Short Healthcare Fund), Highland Merger Arbitrage Fund (the “Merger Arbitrage Fund”), and Highland Opportunistic Credit Fund (the “Opportunistic Credit Fund”) (each a “Fund” and, collectively, the “Funds”). Highland/iBoxx Senior Loan ETF is reported separately.

On December 20, 2019, the Highland Long/Short Healthcare Fund changed its name to the Highland Healthcare Opportunities Fund.

On February 6, 2020, the Board of Trustees (the “Board”) of the Trust unanimously approved an Agreement and Plan of Reorganization (the “Plan”) for the reorganization of Highland Long/Short Equity Fund (the “Acquired Fund”) into Highland Merger Arbitrage Fund (the “Acquiring Fund”). Under the Plan, the Acquired Fund was reorganized into the Acquiring Fund on June 29, 2020 (the “Closing Date”). The Acquiring Fund is the accounting survivor of the reorganization. See Note 9 for additional details on the merger Plan.

On March 18, 2020 the Board approved a plan to liquidate the Opportunistic Credit Fund in an orderly manner. The liquidation plan originally set the date of liquidation to be on or about June 16, 2020; however, in the context of the current unprecedented market volatility, the Liquidation date has been extended to allow additional time for the Fund to liquidate its remaining holdings.

Fund Shares

Each Fund is authorized to issue an unlimited number of transferable shares of beneficial interest with a par value of $0.001 per share (each a “Share” and collectively, the “Shares”). Each Fund (with the exception of the Opportunistic Credit Fund, which is in liquidation) currently offers the following three share classes to investors, Class A, Class C, and Class Z Shares. Class A Shares are sold with a front-end sales charge. Class A and Class C Shares may be subject to a contingent deferred sales charge. Class Z Shares are sold only to certain eligible investors. Certain share classes have their own sales charge and bear class specific expenses, which include distribution fees and service fees.

Class A Shares are sold with a front-end sales charge. Maximum sales load imposed on purchases of Class A Shares (as a percentage of offering price) is as follows:

Fund	%
Healthcare Opportunities Fund	5.50
Merger Arbitrage Fund	5.50
Opportunistic Credit Fund	3.50

There is no front-end sales charge imposed on individual purchases of Class A Shares of $500,000 or more. The front-end sales charge is also waived in other instances as described in the Funds’ prospectus. Purchases of $500,000 or more of Class A Shares at net asset value (“NAV”) pursuant to a sales charge waiver are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class C shares may be subject to a CDSC. The maximum CDSC imposed on redemptions of Class C Shares for all Funds is 1.00% within the first year of purchase and 0.00% thereafter.

No front-end or CDSCs are assessed by the Trust with respect to Class Z Shares of all Funds.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates

The Funds are investment companies that follow the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Investment Adviser”) to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Determination of Class Net Asset Values

Each Fund’s income, expenses (other than distribution fees and shareholder service fees) and realized and unrealized gains and losses are allocated proportionally each day among each Fund’s respective share classes based upon the relative

38	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

net assets of each share class. Expenses of the Trust, other than those incurred by a specific Fund are allocated pro rata among the Funds and their share classes. Certain class specific expenses (such as distribution and shareholder service fees) are allocated to the class that incurs such expense.

Valuation of Investments

The Funds’ investments are recorded at fair value. In computing the Funds’ net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange (NYSE), National Association of Securities Dealers Automated Quotation (NASDAQ) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Funds’ Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Funds’ loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Funds have determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Funds’ net asset value, will be valued by the Funds at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Funds’ NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Funds’ valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Funds. The NAV shown in the Funds’ financial statements may vary from the NAV published by each Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of

Annual Report	39

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2020, the Funds’ investments consisted of senior loans, corporate bonds and notes, foreign bonds, common stocks, preferred stocks, exchange-traded funds, special purpose acquisition companies, cash equivalents, rights, warrants, securities sold short, equity swaps, and options. The fair value of the Funds’ loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Funds’ common stocks, preferred stocks, exchange-traded funds, other registered investment companies, rights, warrants and options that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund’s assets as of June 30, 2020 is as follows:

	Total Fair Market Value at June 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Healthcare Opportunities Fund
Assets
Common Stocks(1)	$23,599,545	$23,559,140	$—	$40,405
Warrants(1)	27,677	—	—	27,677
Preferred Stock(1)(2)	—	—	—	—
Cash Equivalents	856,668	856,668	—	—
Repurchase Agreements	1,134,235	—	1,134,235	—

Total Assets	25,618,125	24,415,808	1,134,235	68,082

Total	$25,618,125	$24,415,808	$1,134,235	$68,082

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

40	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

	Total value at June 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Merger Arbitrage Fund
Assets
Common Stocks(1)	$25,166,255	$25,137,130	$29,125	$—
Special Purpose Acquisition Companies	8,088,339	8,088,339	—	—
Exchange-Traded Fund	855,897	855,897	—	—
Preferred Stock(1)	290,000	290,000	—	—
Purchased Put Options	44,895	44,895	—	—
Warrants(1)	20,789	20,789	—	—
Rights(1)	3,043	3,043	—	—
Cash Equivalents	23,602,728	23,602,728	—	—
Repurchase Agreements	60,919	—	60,919	—

Total Assets	58,132,865	58,042,821	90,044	—

Liabilities
Securities Sold Short
Common Stocks	(10,095,779)	(10,095,779)	—	—
Exchange-Traded Fund	(37,414)	(37,414)	—	—

Total Liabilities	(10,133,193)	(10,133,193)	—	—

Other Financial Instrument
Total Return Swap(2)	(1)	—	(1)	—

Total Other Financial Instrument	(1)	—	(1)	—

Total	$47,999,671	$47,909,628	$90,043	$—

(1)	See Investment Portfolio detail for industry breakout.
(2)	Swap contracts.

	Total value at June 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Opportunistic Credit Fund
Assets
Common Stocks(1)	$1,740,983	$16,649	$—	$1,724,334
U.S. Senior Loans(1)	1,073,353	—	—	1,073,353
Corporate Bonds & Notes(1)(2)	35	—	35	—
Foreign Corporate Bonds & Notes(1)(2)	—	—	—	—
Cash Equivalents	8,006,833	8,006,833	—	—

Total Assets	10,821,204	8,023,482	35	2,797,687

Total	$10,821,204	$8,023,482	$35	$2,797,687

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

Annual Report	41

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

The tables below set forth a summary of changes in the Healthcare Opportunities Fund and Opportunistic Credit Fund’s assets measured at fair value using significant unobservable inputs (Level 3) for the year ended June 30, 2020. The Merger Arbitrage Fund had no Level 3 assets as of June 30, 2020.

	Balance as of June 30, 2019	Transfers into Level 3	Transfers out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Balance as of June 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2020
Healthcare Opportunities Fund
Common Stocks	$14,509	$—	$—	$—	$—	$25,896	$—	$—	$40,405	$25,896
Preferred Stock	1,448,694	—	—	—	—	(1,448,694)	—	—	—	(1,448,694)
Warrants	113,137	—	—	—	—	(85,460)	—	—	27,677	(85,460)

Total	$1,576,340	$—	$—	$—	$—	$(1,508,258)	$—	$—	$68,082	$(1,508,258)

	Balance as of June 30, 2019	Transfers into Level 3	Transfers out of Level 3	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Balance as of June 30, 2020	Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2020
Opportunistic Credit Fund
U.S. Senior Loans	$965,698	$—	$—	$55	$—	$2,703	$104,897	$—	$1,073,353	$2,703
Common Stocks	1,931,801	—	—	—	—	(207,467)	—	—	1,724,334	(207,467)
Corporate Bonds & Notes	168,153	—	—	—	—	(168,153)	—	—	—	(168,153)

Total	$3,065,652	$—	$—	$55	$—	$(372,917)	$104,897	$—	$2,797,687	$(372,917)

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. For the year ended June 30, 2020, there were no transfers in or out of level 3. Determination of fair values is uncertain because it involves subjective judgments and estimates that are unobservable.

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Fair Value at 6/30/2020 ($)	Valuation Technique	Unobservable Inputs	Input Value(s)
Healthcare Opportunities Fund
Warrants	27,677	Black-Scholes	Long-Term Volatility	50%
Common Stocks	40,405	Implied Value	Cash Payment Value	$4.46
			Probability Assessment	20%
Preferred Stock	—	Transaction Indication of Value	Enterprise Value ($mm)	$0.00

Total	68,082

42	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

Category	Fair Value at 6/30/2020 ($)	Valuation Technique	Unobservable Inputs	Input Value(s)
Opportunistic Credit Fund
Common Stocks	1,724,334	Multiple Analysis	Unadjusted Price/MHz-PoP	$0.10 - $0.95
			Multiple of EBITDA	6.25x - 7.00x
		Discounted Cash Flow	Discount Rate	15.5% - 21.5%
		Transaction Analysis	Multiple of EBITDA	6.25x - 6.75x
		Transaction Indication of Value	Enterprise Value ($mm)	$771.0 - $771.0
		Black-Scholes Model	Volatility Assumption	50% - 60%
U.S. Senior Loans	1,073,353	Discounted Cash Flow	Discount Rate	11.35%
			Spread-Adjustment	0.35%

Total	2,797,687

The significant unobservable input used in the fair value measurement of the Healthcare Opportunities Fund’s preferred stock is the transaction indication of value. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Healthcare Opportunities Fund’s warrants is the volatility assumption. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Healthcare Opportunities Fund’s common stock is the probability assumption. Significant increases (decreases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Opportunistic Credit Fund’s bank loans securities are: spread adjustment and discount rate. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Opportunistic Credit Fund’s common equity securities are: multiple of EBITDA, price/MHz-PoP multiple, discount rate, enterprise value indication and volatility assumption. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

In addition to the unobservable inputs utilized for various valuation methodologies, the Opportunistic Credit Fund frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Opportunistic Credit Fund assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 5% to as high as 95% as of June 30, 2020. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

Certain Illiquid Positions Classified as Level 3

As of June 30, 2020, the Healthcare Opportunities Fund held an investment in the preferred stock of Amino, Inc. (“Amino”) valued at $0, or 0.0% of net assets. Amino owns and operates a website that allows users to find doctors, compare experiences, and book an appointment in the United States.

As of June 30, 2020, the Opportunistic Credit Fund held an investment in the common shares of TerreStar Corporation (“TerreStar”) valued at $1,724,069, or 15.8% of net assets, and U.S. Senior Loans valued at $1,073,353, or 9.8% of net assets. TerreStar is a nonoperating company that does not currently generate substantial revenue and which primarily derives its value from licenses for use of two spectrum frequencies, the license with respect to one of which was granted a conditional waiver by the FCC on April 30, 2020. The fair valuation of TerreStar involves significant uncertainty as it is materially dependent on estimates of the value of both spectrum licenses.

The Funds may hold other illiquid positions that are classified as Level 3 that are not described here. Please see Note 7 for additional disclosure of risks from investments in illiquid securities.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Annual Report	43

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income is recorded on the accrual basis.

Accretion of discount on taxable bonds and loans is computed to the call date, while amortization of premium on taxable bonds and loans is computed to the call or maturity date, whichever is shorter, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

U.S. Federal Income Tax Status

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. The Funds intend to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of their taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Funds intend to distribute, in each calendar year, all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Investment Adviser has analyzed the Funds’ tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Funds’ financial statements. The Funds’ U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Healthcare Opportunities Fund and Merger Arbitrage Fund intend to pay distributions from net investment income, if any, on an annual basis. The Opportunistic Credit Fund intends to pay distributions from net investment income, if any, on a monthly basis.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within each Fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and restricted cash held at broker(s).

Cash & Cash Equivalents

The Funds consider liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Funds may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to

44	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investments Portfolios for each of the Funds. Cash held as collateral for securities sold short is classified as restricted cash on each Fund’s Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $6,310,054 was held with the broker for the Merger Arbitrage Fund. Additionally, securities valued at $3,126,911 and $1,978,768 were posted in the Healthcare Opportunities Fund and Merger Arbitrage Fund’s segregated accounts as collateral, respectively. A Fund’s loss on a short sale could be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are nonrecurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Funds are subject to equity securities risk, interest rate risk and currency risk in the normal course of pursuing their investment objectives. The Funds enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Futures Contracts

A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margins, are made or can be received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain/(loss) equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain/(loss) on the expiration or closing of a futures contract.

During the year ended June 30, 2020, the Healthcare Opportunities Fund, Merger Arbitrage Fund and Opportunistic Credit Fund did not invest in futures contracts.

Options

The Funds may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Funds may hold options, write option contracts, or both.

If an option written by a Fund expires unexercised, a Fund realizes on the expiration date a capital gain equal to the premium received by a Fund at the time the option was written. If an option purchased by a Fund expires unexercised, a Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than

Annual Report	45

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

the premium received from writing the option, a capital loss. A Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

During the year ended June 30, 2020, the Healthcare Opportunities Fund and the Merger Arbitrage Fund had written options to provide leveraged short exposure, and purchased options to provide leveraged long exposure, to the underlying equity, which is consistent with the investment strategies of these Funds.

For the year ended June 30, 2020, the Opportunistic Credit Fund did not invest in or write options.

Swap Contracts

The Funds may use swaps as part of its investment strategy or to manage their exposure to interest, commodity, and currency rates as well as adverse movements in the debt and equity markets. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”).

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument; for example, the agreement to pay interest in exchange for a market or commodity-linked return based on a notional amount. To the extent the total return of the market or commodity-linked index exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in “Net realized gain (loss) on swap contracts” on the accompanying Statements of Operations and Changes in Net Assets as realized gains or losses, respectively. As of June 30, 2020, Merger Arbitrage Fund was party to open swap contracts having a net fair value of $(1).

For the year ended June 30, 2020, the Healthcare Opportunities Fund and Opportunistic Credit Fund did not invest in swap contracts.

Additional Derivative Information

The Funds are required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Funds related to the derivatives.

The fair value of derivative instruments on the Statements of Assets and Liabilities have the following risk exposure at June 30, 2020:

	Fair Value
Fund	Asset Derivative		Liability Derivative
Highland Merger Arbitrage Fund
Equity Price Risk	$44,895	(1)	$1	(2)

(1)	Statement of Assets and Liabilities location: Investments, at value, purchased options only.
(2)	Statement of Assets and Liabilities location: Swaps, at value.

To reduce counterparty credit risk with respect to over-the-counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allows the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC derivative positions for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA master agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that to the value of any collateral currently pledged by the Fund or the Counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is

46	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

reported in restricted cash on the Statements of Assets and Liabilities. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

The following tables present derivative instruments that are subject to enforceable netting arrangements as of June 30, 2020:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets & Liabilities	Gross Amounts of Offset in the Statement of Assets & Liabilities	Net Amounts of Assets Presented in the Statement of Assets & Liabilities	Financial Instrument	Cash Collateral Received(1)	Net Amount
Merger Arbitrage Fund
Swaps - Liabilities	$(1)	—	$(1)	—	—	$(1)

(1)

For some counterparties, collateral exceeds the amounts presented in the Statement of Assets & Liabilities adjusted for counterparty netting. Where this is the case, collateral reported is limited to the amounts presented in the Statement of Assets & Liabilities adjusted for counterparty netting. As a result, the net amount presented above may not represent counterparty exposure.

The effect of derivative instruments on the Statements of Operations for the year ended June 30, 2020, is as follows:

Fund	Net Realized Gain/(Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Healthcare Opportunities Fund
Equity Price Risk	$(30,676	)(2)	$—
Merger Arbitrage Fund
Equity Price Risk	362,545	(1)(2)(3)	(217,761	)(4)

(1)	Statement of Operations location: Realized gain (loss) on investments. Purchased options only.
(2)	Statement of Operations location: Realized gain (loss) on written options contracts.
(3)	Statement of Operations location: Realized gain (loss) on swap contracts.
(4)	Statement of Operations location: Net increase (decrease) in unrealized appreciation (depreciation) on swap contracts.

The average monthly volume of derivative activity for the year ended June 30, 2020 is as follows:

Fund	Units/ Contracts	Appreciation/ (Depreciation)
Merger Arbitrage Fund
Purchased Options Contracts	99	$—
Swap Contracts(1)	—	45,450
Written Options Contracts	46	—
Healthcare Opportunities Fund
Written Options Contracts	42	(2,556)

(1)	Swap Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

Effective January, 7, 2020, the Investment Adviser entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”).

Securities lending transactions are entered into by the Funds under the Securities Lending Agreement, (“SLA”) which permits a Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following is a summary of securities lending agreements held by the Funds, with cash collateral of overnight maturities and non-cash collateral, which would be subject to offset as of June 30, 2020:

	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received(1)	Value of Non-Cash Collateral Received	Net Amount
Healthcare Opportunities Fund	$1,202,184	$1,134,235	$67,949	$—
Merger Arbitrage Fund	59,329	59,329	—	—

(1)

Collateral received in excess of market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Statement of Assets and Liabilities.

Annual Report	47

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

The value of loaned securities and related collateral outstanding at June 30, 2020 are shown in the Investment Portfolio. The value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2020, the cash collateral was invested in repurchase agreements and the non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds and U.S. Treasury Inflation Indexed Bonds with the following maturities:

Remaining Contractual Maturity of the Agreements, as of June 30, 2020

	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Healthcare Opportunities Fund
Repurchase Agreements	$1,134,235	$—	$—	$—	$1,134,235
U.S. Government Securities	—	—	—	111,951	111,951

Total	$1,134,235	$—	$—	$111,951	$1,246,186

Merger Arbitrage Fund
Repurchase Agreements	$60,919	$—	$—	$—	$60,919
U.S. Government Securities	—	—	—	—	—

Total	$60,919	$—	$—	$—	$60,919

Each Fund could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Fund’s total assets. BNY would charge a fund fees based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day.

The Funds would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Fund a loan premium fee. If the collateral consists of cash, BNY would reinvest the cash in repurchase agreements and money market accounts. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLA, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Funds, as lenders, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Funds can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Fund benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions, deferred losses from unsettled short transactions, swap income, constructive sale gain, defaulted bonds, tax treatment of net operating loss and different treatment for gains and losses on paydowns for tax purposes. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income

48	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

tax regulations. These reclassifications have no impact on NAV of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

As of June 30, 2020, permanent differences mainly resulting from net operating losses, foreign currency gain/loss, REIT investments, reclass for gains and losses on paydowns, capitalized dividend, passive foreign investment company distribution reclass, partnership investments and swap periodic payment reclass were identified and reclassified amount the components of the Funds’ net assets as follows:

	Distributable Earnings (Accumulated Loss)	Paid-in- Capital
Healthcare Opportunities Fund	$563,181	$(563,181)
Merger Arbitrage Fund	(15,471)	15,471
Opportunistic Credit Fund	70,212	(70,212)

At June 30, 2020, the Funds’ most recent tax year end, components of distributable earnings on a tax basis is as follows:

	Undistributed Income	Undistributed Long-Term Capital Gain	Other Temporary Differences(1)	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
Healthcare Opportunities Fund	$—	$—	$(21,816)	$(182,140,426)	$(1,895,548)
Merger Arbitrage Fund	1,761,633	—	7,937,347	(7,936,763)	95,131
Opportunistic Credit Fund	—	—	(2,540)	(26,513,012)	(4,397,430)

(1)	Other temporary differences are comprised of losses deferral from offsetting positions, losses from unsettled short transactions, organizational expenses, wash sales and dividend payable.

At June 30, 2020, the respective funds had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains. For Merger Arbitrage Fund the capital loss carryover may be subject to annual limitations.

Fund	No Expiration Short-Term	No Expiration Long-Term	Total
Healthcare Opportunities Fund	$164,970,506	$16,817,805	$181,788,311
Merger Arbitrage Fund	7,936,763	—	7,936,763
Opportunistic Credit Fund	9,077,271	17,435,741	26,513,012

For fiscal ended June 30, 2020, Healthcare Opportunities Fund and Merger Arbitrage Fund utilized capital losses carry-over from prior year in the amounts of $1,312,799 and $1,299, respectively.

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 is as follows:

	Distributions Paid From:
	Ordinary Income(1)	Long-Term Capital Gains	Return of Capital
Healthcare Opportunities Fund
2020	$—	$—	$—
2019	—	—	—
Merger Arbitrage Fund
2020	100,001	—	—
2019	2,915,676	106,922	1,316,928
Opportunistic Credit Fund
2020	813,530	—	4,404,038
2019	1,781,828	—	—

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The Federal tax cost and gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at June 30, 2020 were as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Federal Tax Cost
Healthcare Opportunities Fund	$4,032,360	$(5,927,908)	$(1,895,548)	$27,513,527
Merger Arbitrage Fund	1,053,963	(958,832)	95,131	58,292,757
Opportunistic Credit Fund	276,336	(4,673,766)	(4,397,430)	15,218,634

Annual Report	49

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

For Federal income tax purposes, the cost of investments owned at June 30, 2020 were different from amounts reported for financial reporting purposes primarily due to investments in partnerships, deferred wash sale losses and capitalized dividend.

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2020 through June 30, 2020. For the fiscal year ended June 30, 2020, the Funds elected to defer the following losses:

Fund	Realized Capital Losses	Ordinary Losses
Healthcare Opportunities Fund	$—	$(352,115)
Merger Arbitrage Fund	—	—
Opportunistic Credit Fund	—	—

Note 6. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees and Sub-Advisory Fees

For its investment advisory and sub-advisory services, each Fund pays the Investment Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Funds’ Average Daily Managed Assets. Average Daily Managed Assets of a Fund means the average daily value of the total assets of a Fund less all accrued liabilities of a Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

The table below shows each Fund’s contractual advisory fee with the Investment Adviser for the year ended June 30, 2020:

Fund	Annual Fee Rate to the Investment Adviser
Healthcare Opportunities Fund	1.00%
Merger Arbitrage Fund	1.00%[1]
Opportunistic Credit Fund	1.00%

[1]

In connection with the Merger Arbitrage Fund’s merger with the Highland Long/Short Equity Fund on June 29, 2020, the Investment Adviser agreed to reduce gross advisory fee of 1.00%, with the addition of a 0.20% administrative fee. Prior to June 29, 2020, the Merger Arbitrage Fund paid the Investment Adviser a gross advisory fee of 1.20%.

Administration Fees

HCMFA provides administration services to the Healthcare Opportunities Fund for a monthly administration fee. For its services, the Investment Adviser receives a monthly administration fee, computed and accrued daily, at the annual rate of 0.20% of the Fund’s Average Daily Managed Assets. As noted above, this fee became applicable to the Merger Arbitrage Fund effective June 29, 2020. Under a separate sub-administration agreement, HCMFA delegates certain administrative functions and pays the sub-administrator a portion of the fees it receives from each Fund. Effective October 1, 2018, HCMFA entered into an administrative services agreement with SEI Investments Global Funds Services (“SEI”), a wholly owned subsidiary of SEI Investments Company. Prior to October 1, 2018, State Street served as sub-administrator to each Fund. Effective October 1, 2018, SEI also provides administration services to the Opportunistic Credit Fund and Merger Arbitrage Fund for a monthly administration fee. Prior to October 1, 2018, State Street provided administration services to the Opportunistic Credit Fund and Merger Arbitrage Fund.

Service and Distribution Fees

NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc.) (the “Underwriter”), serves as the principal underwriter and distributor of each Fund’s shares. The Underwriter receives the front-end sales charge imposed on the sale of Class A Shares and the contingent deferred sales charge (“CDSC”) imposed on certain redemptions of Class A and Class C Shares. For the year ended June 30, 2020, the Underwriter received $2,050 and $479 of front end sales charges for Class A Shares of the Healthcare Opportunities Fund, and the Opportunistic Credit Fund, respectively. The Underwriter did not receive CDSC fees for Class C Shares of the Healthcare Opportunities Fund, the Merger Arbitrage Fund and the Opportunistic Credit Fund.

The Funds have adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) for Class A Shares and Class C Shares of the Funds, which requires the payment of a monthly fee to the Underwriter at an annual rate of the average daily net assets of each class as follows:

Fund	Class A Shares	Class C Shares
Healthcare Opportunities Fund	0.35%	1.00%
Merger Arbitrage Fund	0.35%	1.00%
Opportunistic Credit Fund	0.35%	0.85%

For the year ended June 30, 2020, the Distribution and Service fees, which are included on the Statements of Operations for each class, were as follows:

Fund	Class A Fees	Class C Fees
Healthcare Opportunities Fund	$35,160	$94,668
Merger Arbitrage Fund	3,942	10,507
Opportunistic Credit Fund	7,726	18,738

50	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

Expense Limits and Fee Reimbursements

For Merger Arbitrage Fund, the Investment Adviser contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the 1940 Act, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the “Excluded Expenses”)) to 1.50% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least June 29, 2021, and may not be terminated prior to this date without the action or consent of the Board. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

For Opportunistic Credit Fund, the Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its 12b-1 Plan, taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses to 0.90% of average daily net assets of the Fund (the “HOCF Expense Cap”). The HOCF Expense Cap will continue through at least October 31, 2020, and may not be terminated prior to this date without the action or consent of the Board. Under the expense limitation agreement, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the HOCF Expense Cap in effect at the time of such waiver/reimbursement. Opportunistic Credit Fund had an outstanding receivable of $21,407 related to the HOCF Expense Cap.

There can be no assurance that these fee reductions will be sufficient to avoid any loss. On June 30, 2020, the amounts subject to possible future recoupment under the Funds’ expense limitations were as follows:

	Fiscal Years Ended June 30,
	2021	2022	2023
Merger Arbitrage Fund	$282,878	$241,642	$276,874
Opportunistic Credit Fund	320,810	609,642	342,463

During the year ended June 30, 2020, the Investment Adviser did not recoup any amounts previously waived or reimbursed and $377,527 and $385,547 of fees of the Opportunistic Credit Fund and Merger Arbitrage Fund previously, respectively, that had been waived and or reimbursed by the Investment Adviser and were eligible for recoupment expired. During the year, the Investment Adviser voluntarily elected to waive additional fees in Opportunistic Credit Fund which amounted to less than 0.10% of average net assets for the period.

Fees Paid to Officers and Trustees

Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex overseen by such Trustee based on relative net assets. The Chairman of the Audit Committee and the Chairman of the Board each receive an additional $10,000. The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act as of the date of this report.

The Funds pay no compensation to their officers, all of whom are employees of the Investment Adviser or one of its affiliates.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings, however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Funds Complex based on relative net assets.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Indemnification

Under the Funds’ organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

The Funds’ investments expose the Funds to various risks, certain of which are discussed below. Please refer to each Fund’s prospectus and statement of additional information for a full listing of risks associated with each Fund’s investments.

Annual Report	51

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

Asset-Backed Securities Risk

The risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Funds could lose money if there are defaults on the loans underlying these securities.

Convertible Securities Risk

The risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with a Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covenant-Lite Loans Risk

Loans in which the Fund invests include covenant-lite loans, which carry more risk to the lender than traditional loans as they may contain fewer or less restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower-friendly characteristics. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.

Credit Risk

The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Funds’ net asset value and the market price of the Funds’ shares.

Currency Risk

A portion of the Funds’ assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. The Funds’ investment performance may be negatively affected by a devaluation of a currency in which the Funds’ investments are quoted or denominated. Further, the Funds’ investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Debt Securities Risk

The risk associated with the fact that the value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Funds seek exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when a fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Funds’ ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Funds’ ability to pursue its investment objective through the use of such instruments.

Distressed and Defaulted Securities Risk

The Funds may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently

52	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Funds. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Emerging Markets Risk

The risk of investing in securities of issuers tied economically to emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Exchange-Traded Funds (“ETF”) Risk

The risk that the price movement of an ETF may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Funds invest in shares of another investment company.

Extension Risk

The risk that when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Financial Services Industry Risk

The risk associated with the fact that the Funds’ investments in senior loans (“Senior Loans”) are arranged through private negotiations between a borrower (“Borrower”) and several financial institutions. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change.

Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Investment Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Financial Services Sector Risk

The risk associated with investments in the financial services sector. Such investments may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy, adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.

Fixed Income Market Risk

The risk that fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Funds may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods.

Hedging Risk

Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if a fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Investment Adviser will elect to use a hedging strategy at a time when it is advisable.

Annual Report	53

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

High Yield Debt Securities Risk

The risk that below investment grade securities or unrated securities of similar credit quality (commonly known as “high yield securities” or “junk securities”) are more likely to default than higher rated securities. The Funds’ ability to invest in high-yield debt securities generally subjects the Funds to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is generally more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid an Restricted Securities Risk

The investments made by the Funds may be illiquid, and consequently the Funds may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Funds. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Funds’ investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Funds’ expense, the Funds’ expenses would be increased.

Industry Concentration-Healthcare Companies Risk

The risk that because the Highland Healthcare Opportunities (the “Fund”) normally invests at least 80% of the value of its assets in healthcare companies, the Fund’s performance largely depends on the overall condition of the healthcare industry and the Fund is more susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry than a fund that does not focus on healthcare companies. Healthcare companies, including biotechnology companies and pharmaceutical firms, may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims and legislative or regulatory activities, among other factors.

Industry and Sector Focus Risk

The risk that issuers in an industry or sector can react similarly to market, economic, political, regulatory, geopolitical, and other conditions. If the Investment Adviser invests a significant percentage of the Funds’ assets in issuers within an industry or sector, the Funds’ performance may be affected by conditions in that industry or sector.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Funds can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As a result, plans are under way to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Funds or the financial instruments in which a Fund invests can not yet be determined. A successor rate could impact the liquidity and potentially the value of investments that reference LIBOR. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by a Fund (ii) the cost of temporary borrowing for a Fund or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Leverage Risk

Each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants,

54	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Funds purchase securities with borrowed funds, their net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Funds’ use of leverage would result in a lower rate of return than if the Funds were not leveraged.

Lender Liability Risk

A number of judicial decisions have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional Lender has violated a duty of good faith and fair dealing owed to the Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Investment Adviser could be subject to such liability.

Limited Information Risk

The risk associated with the fact that the types of Senior Loans in which the Funds will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Funds will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Funds and its ability to meet its investment objective is more dependent on the analytical ability of the Investment Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Liquidity Risk

The risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Funds from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Funds consider such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

Management Risk

The risk associated with the fact that the Funds rely on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of the companies whose securities the Funds hold, which may result in a decline in the value of fund shares and failure to achieve its investment objective. The Funds’ portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Merger Arbitrage Risk

Merger arbitrage risk is the risk that the Investment Adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other event, will prove incorrect and that the Funds’ return on the investment will be negative. Even if the Investment Adviser’s judgment regarding the likelihood of a specific outcome proves correct, the expected event may be delayed or completed on terms other than those originally proposed, which may cause the Funds to lose money. The Funds’ expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The Funds’ principal investment strategies are not specifically designed to benefit from general appreciation in the equity markets or general improvement in the economic conditions in the global economy. Accordingly, the Funds may underperform the broad equity markets under certain market conditions, such as during periods when there has been rapid appreciation in the equity markets.

Mid-Cap Company Risk

The risk that investing in securities of mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Mortgage-Backed Securities Risk

The risk of investing in mortgage-backed securities, and includes interest rate risk, liquidity risk and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain mortgage-backed securities are also subject to prepayment risk. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities

Annual Report	55

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

backed by government-issued mortgages. The Funds could lose money if there are defaults on the mortgage loans underlying these securities.

Non-Diversification Risk

The risk that an investment in the Funds could fluctuate in value more than an investment in a diversified fund. As a non-diversified fund for purposes of the 1940 Act, the Funds may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Funds’ investments in fewer issuers may result in the Funds’ shares being more sensitive to the economic results of those issuers. An investment in the Funds could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk

The risk of non-payment of scheduled interest and/or principal with respect to debt instruments. Non-payment would result in a reduction of income to the Funds, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Funds.

Non-U.S. Securities Risk

Non-U.S. securities risk is the risk associated with investing in non-U.S. issuers. Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; nationalization; exploration or confiscatory taxation; smaller markets; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements) that may result in each Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding and other taxes on interest, dividends, capital gains or other income or proceeds. Those taxes will reduce each Funds’ yield on any such securities.

Ongoing Monitoring Risk

The risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Funds. Unless, under the terms of the loan, the Funds have direct recourse against the Borrower, the Funds may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Operational and Technology Risk

The risk that cyberattacks, disruptions, or failures that affect the Funds’ service providers, counterparties, market participants, or issuers of securities held by the Funds may adversely affect the Funds and its shareholders, including by causing losses for the Funds or impairing Fund operations.

Options Risk

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a fund writes a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When a fund writes a covered put option, the fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Funds’ potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Funds risk a loss equal to the entire exercise price of the option minus the put premium.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may

56	Annual Report

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June 30, 2020	Highland Funds I

exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact a Funds’ ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests, lines of credit available to a Fund and may lead to losses on your investment in a Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Portfolio Turnover Risk

The risk that the Funds’ high portfolio turnover will increase the Funds’ transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Prepayment Risk

The risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Funds to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may adversely affect the NAV of the Funds’ shares.

Regulatory Risk

The risk that to the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of loan interests for investment by the Funds may be adversely affected.

Risk of Substantial Redemptions

The risk that if substantial numbers of shares in the Funds were to be redeemed at the same time or at approximately the same time, the Funds might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Funds might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Securities Lending Risk

The Funds may make secured loans of its portfolio securities. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Funds, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Securities Market Risk

The risk that the value of securities owned by the Funds may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Funds.

Senior Loans Risk

The risk that the issuer of a senior loan may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Funds’ returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Funds’ investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements.

Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021. Please refer to “Interest Rate Risk” for more information.

Annual Report	57

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

Short Sales Risk

Short sales by the Funds that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Funds to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Funds may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Small-Cap Company Risk

The risk that investing in the securities of small-cap companies either directly or indirectly through investments in ETFs, closed-end funds or mutual funds (“Underlying Funds”) may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Special Purpose Acquisition Companies Risk

A Fund may invest in stock of, warrants to purchase stock of, and other interests in special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (collectively, “SPACs”). Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in an SPAC is subject a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in an SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in an SPAC may develop, leaving the Fund unable to sell its interest in an SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Swaps Risk

The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from a Funds’ direct investments in securities.

Transactions in swaps can involve greater risks than if a Fund had invested in the reference assets directly since, in addition to general market risks, swaps may be leveraged and are also subject to illiquidity risk, counterparty risk, credit risk and pricing risk. However, certain risks may be reduced (but not eliminated) if a Fund invests in cleared swaps. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. Because bilateral swap agreements are two party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to

58	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in swaps. In addition, a perfect correlation between a swap and a reference asset may be impossible to achieve. As a result, the Investment Adviser’s use of swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.

Tax Risk

The risk that the U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including identifying deferred losses from wash sales or realized gains from constructive sales, among other issues. Such uncertainty may cause the Fund to be exposed to unexpected tax liability.

Technology Sector Risk

The risk associated with investments in the technology sector. Technology related companies are subject to significant competitive pressures, such as aggressive pricing of their products or services, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments, evolving industry standards, changing customer demands and the potential for limited earnings and/or falling profit margins. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the values of their securities. Many technology companies have limited operating histories.

Undervalued Stocks Risk

The risk that an undervalued stock may decrease in price or may not increase in price as anticipated by the Investment Adviser if other investors fail to recognize the company’s value or the factors that the Investment Adviser believes will cause the stock price to increase do not occur.

Valuation Risk

Certain of the Funds’ assets are fair valued, including Opportunistic Credit Fund’s investment in equity issued by TerreStar Corporation (“TerreStar”). TerreStar is a nonoperating company that does not currently generate substantial revenue and which primarily derives its value from licenses for use of two spectrum frequencies, the license with respect to one of which was granted a conditional waiver by the FCC on April 30, 2020. The fair valuation of TerreStar involves significant uncertainty as it is materially dependent on estimates of the value of both spectrum licenses.

Note 8. Investment Transactions

Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the year ended June 30, 2020, were as follows:

	U.S Government Securities(1)		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Healthcare Opportunities Fund	$—	$—	$13,645,726	$21,090,945
Merger Arbitrage Fund	—	—	288,967,665	270,725,466
Opportunistic Credit Fund	—	—	10,955,467	22,558,137

(1)	The Funds did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2020.

Note 9. Fund Merger

By written consent on November 20, 2019 and following discussion at a meeting held on November 7, 2019, the Board unanimously approved an Agreement and Plan of Reorganization (the “Plan”) for the reorganization of the Highland Long/Short Equity Fund (“LSE”) into the Highland Merger Arbitrage Fund (“MAF”). Each of LSE and MAF are series of the Trust. The purpose of the reorganization was the combine two funds with substantially identical investment objectives and similar principal investment strategies and policies. The investment objective of LSE was to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities. The investment objective of MAF is to generate positive absolute returns. The investment policies, objectives, guidelines and restrictions of MAF are substantially similar to those of LSE. Accordingly, the Plan provided for the reorganization of LSE (the “Acquired Fund”) into MAF (the “Acquiring Fund”). The transaction was tax-free, meaning that the LSE shareholders became shareholders of the MAF without realizing any gain or loss for federal income tax purposes.

The Reorganization occurred as of the close of business on June 29, 2020, whereby all of the assets of the Acquired Fund were transferred to the Acquiring Fund and shareholders of Class A, C, and Z of the Acquired Fund received A,

Annual Report	59

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland Funds I

C, and Z shares of the Acquiring Fund, respectively, in exchange for their share as follows.

Acquired Fund	Net Assets	Shares	Net Investment Income / (Expense)	Net Realized Loss on Invest ments	Unrealized Gain on Invest ments
Highland Long/Short Equity Fund	$43,514,334	4,144,022	$(2,796,975)	$(8,429,343)	$142,363

Acquiring Fund	Shares Issued	Net Assets Prior to Merger	Net Assets After Merger
Highland Merger Arbitrage Fund	2,179,776	21,854,039	65,368,438

Assuming the Reorganization had been completed on July 1, 2019, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended June 30, 2020, are as follows:

Acquiring Fund	Net Investment Income / (Expense)	Net Realized Gain / (Loss) on Investments	Unrealized Gain / (Loss) on Investments
Highland Merger Arbitrage Fund	$(3,447,249)	$(6,032,324)	$(10,372,371)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since June 29, 2020.

For accounting and financial reporting purposes, the Acquiring Fund is the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Acquired Fund. For financial reporting purposes, assets received and shares issued by the Acquired Fund were recorded at fair value; however, the cost basis of the investments received from Acquired Fund was carried forward to align ongoing reporting of the MAF’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquired Fund had capital loss position at the time of the Reorganization. The capital loss carryover may be subject to annual limitations. MAF is the accounting survivor for performance purposes.

Note 10. New Accounting Pronouncements

In November, 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this update require the statement of cash flows explain the change during the period in the total of cash, cash equivalents. Amounts generally described as restricted cash or restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. For public entities this update will be effective for fiscal years beginning after December 15, 2017, and for interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and effective April 1, 2018, the Funds no longer report the change in restricted cash and cash equivalents in the operating and investing sections in our Statements of Cash Flows. Restricted cash and cash equivalents are now included in the beginning and end of the period cash and cash equivalents on the Statements of Cash Flows.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Funds’ financial statements.

Note 11. Other Affiliate Matters

The Investment Adviser, HCMFA, has been historically affiliated through common control with Highland Capital Management, LP (“HCMLP”), an SEC-registered investment adviser. On October 16, 2019, HCMLP filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. The case was subsequently transferred to the United States Bankruptcy Court for the Northern District of Texas (the “Court”). On January 9, 2020, the Court approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. Mr. Dondero remains an employee of HCMLP and as portfolio manager for all funds and vehicles for which he currently holds such titles. Nevertheless, given Mr. Dondero’s historic role with HCMLP and his continued ownership interest and roles with respect to the Highland platform as a whole, as well as the shared services agreements between HCMLP and the Investment Adviser, we still treat HCMLP and its affiliates as our affiliates for purposes hereof.

On August 12, 2020, HCMLP filed of a plan of reorganization (the “Filed Plan”) with the Court in advance of a mediation process to resolve the case (the “Mediation Plan”) involving HCMLP, the official committee of unsecured creditors, and other parties involved in the reorganization proceedings.

60	Annual Report

NOTES TO FINANCIAL STATEMENTS (concluded)

June 30, 2020	Highland Funds I

Under both the Filed Plan and the Mediation Plan (together the “Plans”), HCMLP’s investment and business activities are expected to continue without interruption, including the shared services arrangement with HCMFA. Under this arrangement the Investment Adviser may utilize employees from HCMLP in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. HCMFA is neither party to HCMLP’s bankruptcy filing nor subject to the Plans.

We do not expect HCMLP’s bankruptcy filings to impact its provision of services to HCMFA at this time.

Note 12. Indemnification

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may rise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds may enter into contracts with service providers that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes other than detailed below.

On August 13, 2020, the Highland Merger Arbitrage Fund changed its name to NexPoint Merger Arbitrage Fund.

Annual Report	61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Highland Funds I:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Highland Funds I comprising Highland Healthcare Opportunities Fund (formerly known as Highland Long/Short Healthcare Fund), Highland Merger Arbitrage Fund, and Highland Opportunistic Credit Fund (the “Funds”) as of June 30, 2020, the related statements of operations, cash flows, and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of June 30, 2020, the results of their operations and their cash flows, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the periods ended June 30, 2019, and prior, were audited by other auditors whose report dated August 30, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, transfer agent, agent banks, and brokers, or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 31, 2020

62	Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2020	Highland Funds I

Tax Information

For shareholders that do not have a June 30, 2020 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2020 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2020, the following Funds are designating the following items with regard to earnings for the year.

	Return of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distribution	Total Distribution
Healthcare Opportunities Fund	0.00%	0.00%	0.00%	0.00%
Merger Arbitrage Fund	0.00%	0.00%	100.00%	100.00%
Opportunistic Credit Fund	82.30%	0.00%	17.70%	100.00%

	Dividends Received Deduction(1)	Qualified Dividend Income(2)	Interest Related Dividends(3)	Short-Term Capital Gain Dividends(4)
Healthcare Opportunities Fund	0.00%	0.00%	0.00%	0.00%
Merger Arbitrage Fund	3.66%	2.00%	0.00%	100.00%
Opportunistic Credit Fund	1.98%	1.98%	90.26%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(4)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Funds are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Funds, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Funds and one or more of such other accounts are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Funds and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Funds and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Funds, in some cases these activities may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2020 through June 30, 2020, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your

Annual Report	63

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2020	Highland Funds I

Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Annualized Expense Ratios(1)	Expenses Paid During Period(2)

Highland Healthcare Opportunities Fund
Actual Fund Return
Class A	$1,000.00	$1,024.50	3.13%	$15.76
Class C	1,000.00	1,021.30	3.74	18.80
Class Z	1,000.00	1,026.80	2.66	13.40
Hypothetical
Class A	$1,000.00	$1,009.30	3.13%	$15.64
Class C	1,000.00	1,006.27	3.74	18.66
Class Z	1,000.00	1,011.64	2.66	13.30

Highland Merger Arbitrage
Actual Fund Return
Class A	$1,000.00	$1,032.80	2.96%	$14.96
Class C	1,000.00	1,028.90	3.63	18.31
Class Z	1,000.00	1,034.00	2.64	13.35
Hypothetical
Class A	$1,000.00	$1,010.14	2.96%	$14.79
Class C	1,000.00	1,006.81	3.63	18.11
Class Z	1,000.00	1,011.74	2.64	13.20

Highland Opportunistic Credit Fund
Actual Fund Return
Class A	$1,000.00	$818.90	1.25%	$5.65
Class C	1,000.00	814.70	1.75	7.90
Class Z	1,000.00	813.80	0.90	4.06
Hypothetical
Class A	$1,000.00	$1,018.65	1.25%	$6.27
Class C	1,000.00	1,016.16	1.75	8.77
Class Z	1,000.00	1,020.39	0.90	4.52
(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses, including dividends on short positions and interest expenses, if any.
(2)

Expenses are equal to the Fund’s annualized expense ratio including interest expense and dividends on short positions, if any, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by the number of days in the full fiscal year (182/366).

Changes of Independent Registered Public Accounting Firms

On June 8, 2020, the Funds dismissed PricewaterhouseCoopers LLP (“PwC”) as the Funds’ independent registered public accounting firm, effective on such date. The decision to dismiss PwC was approved by the audit committee and by the full Board. On June 18, 2020, the Funds approved the appointment of Cohen & Company Ltd. (“Cohen”) as the Funds’ independent registered public accounting firm. Cohen was engaged by the Funds on June 25, 2020.

During the Funds’ year ended June 30, 2019 and the subsequent interim period through June 8, 2020, during which PwC served as the Funds’ independent registered public accounting firm, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). PwC was not the auditor of the Funds for the year ended June 30, 2018.

The Funds provided PwC with a copy of the disclosures proposed to be made in this N-CSR and requested that PwC furnish the Funds with a letter addressed to the Commission stating whether it agrees with the statements made by the Fund’s in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree. The PwC letter is attached to as an exhibit.

During the year ended June 30, 2019 and the subsequent interim period through June 8, 2020, neither Management, the Funds nor anyone on its behalf, consulted Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Funds and no written report or oral advice was provided to the Fund’s by Cohen or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). The Funds provided PwC with a copy of the disclosure it is making in response to Item 304(a) of Regulation SK and requested that PwC furnish

64	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2020	Highland Funds I

the Funds with letters addressed to the SEC, pursuant to Item 304(a) stating their agreement with the statements made and, if not, stating the respects in which they do not agree, including any new information, clarification of the Fund’s expression of its view, or the respects in which it does not agree with the statements made by the Funds in response to Item 304(a).

Liquidity Risk Management Program

The Funds adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). As required by the Liquidity Rule, the Program is designed to reasonably assess and manage each Fund’s liquidity risk, taking into consideration each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

The Funds’ Board has appointed the Investment Adviser as the Program’s administrator, and the Investment Adviser has delegated oversight of the Program to the cross-functional Liquidity Risk Management Committee (the “Committee”). The Committee includes representatives from the Investment Adviser’s compliance, accounting, operations, trading, and portfolio management departments and is responsible for the Program’s administration and reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The Committee executes the day-to-day investment management and security-level activities of the Funds in accordance with the requirements of the Program, subject to the supervision of the Investment Adviser and the Board.

The Committee: (1) reviews the day-to-day operations of the Program; (2) reviews and approve month-end liquidity classifications; (3) reviews quarterly testing and determinations, as applicable; and (4) review other Program related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each Fund that is subject to the requirements of the Liquidity Rule and is a part of the Program to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

In accordance with the Liquidity Rule, each of the Funds’ portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

•	Highly liquid investments — cash or convertible to cash within three business days or less

•	Moderately liquid investments — convertible to cash in three to seven calendar days

•	Less liquid investments — can be sold or disposed of, but not settled, within seven calendar days

•	Illiquid investments — cannot be sold or disposed of within seven calendar days

Liquidity classification determinations consider a variety of factors including various market, trading and investment specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or “HLIM”). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable. The Report noted that during the applicable period each Fund primarily held assets that were considered to be highly liquid, with the exception of Highland Opportunistic Credit Fund and Highland/iBoxx Senior Loan Fund (reported separately). The HLIMs were set at greater than 10% highly liquid investments for both funds. The Board approved the liquidation of Highland Opportunistic Credit Fund in March, 2020. The Liquidity Rule and the Program also require reporting to the Board and the U.S. Securities and Exchange Commission (on a non-public basis) if a Fund’s holdings of illiquid investments exceed 15% of the Fund’s assets. Only Highland Opportunistic Credit Fund exceeded the 15% limit during the applicable period and the Board and the U.S. Securities and Exchange Commission were provided timely notification.

At a meeting held on June 18, 2020, the Committee presented a report to the Board summarizing the results of its annual assessment of the adequacy and effectiveness of the Program’s implementation (the “Report”). The Report covered the period since the Program’s inception through May 31, 2020 (the “Period”).

For the Trust, the Report stated, in relevant part, that during the Period:

•	There were no material changes to the Program during the Period;

Annual Report	65

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2020	Highland Funds I

•	Each Fund’s investment strategy remained appropriate for an open-end fund;

•	Each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	Only Highland Opportunistic Credit Fund breached the 15% limit on illiquid investments, and as noted above this Fund is currently in liquidation;

•	Each Fund has been designated as a primarily Highly Liquid Fund (except as noted above); and

•	There were no material liquidity events which occurred or were reported during this period applicable to a Fund, if any, and the Committee’s actions to address such matter.

Overall, the Report concluded that the Program, as adopted and implemented, remained reasonably designed to assess and manage the Funds’ liquidity risk, and is operating in a manner that is adequate and effective to manage the liquidity risk of each Fund.

Control Persons and Principal Shareholders

As of June 30, 2020, the Trustees and officers of each Fund as a group owned less than 1% of the then outstanding shares of each class of shares of each Fund.

Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s outstanding voting securities. Unless otherwise noted, as of June 30, 2020, the only persons known by the Funds to own of record, or beneficially 25% or more of the outstanding shares of the Funds were as follows:

Name and Address of Record Owner	Percent of Shares Held (%)
OPPORTUNISTIC CREDIT FUND CHARLES SCHWAB & CO INC CUST ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	39.88%

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Adviser.

66	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2020	Highland Funds I

Trustees and Officers

The Board is responsible for the overall management of the Funds, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

The “Highland Funds Complex,” as referred to herein consists of: each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF”), Highland Income Fund (“HFRO”), NexPoint Strategic Opportunities Fund (“NHF”), NexPoint Real Estate Strategies Fund (“NRESF”), and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Annual Report	67

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2020 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Retired.	13	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

68	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2020 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Ethan Powell[3] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.

President and Founder of Impact Shares LLC

since December 2015; Trustee/Director of the Highland Funds Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.

				13	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

Annual Report	69

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2020 Trustees and Officers	Highland Funds I

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 1991 until retirement in 2014.	13	Director of Equity Metrix, LLC	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

Interested Trustee

John Honis[2] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; and Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	13	Manager of Turtle Bay Resort, LLC (August 2011 — December 2018); Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

70	Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2020 Trustees and Officers	Highland Funds I

2

Effective January 28, 2020, Mr. Honis is treated as an Interested Trustee of the Fund in light of certain relationships between Mr. Honis and certain affiliates of the Adviser, including HCMLP, arising out of HCMLP’s pending Chapter 11 proceedings.

3	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Partner and Chief Financial Officer of HCM; Treasurer of the Highland Funds Complex since May 2015.

David Klos, CPA (5/6/1982)	Assistant Treasurer	Indefinite Term: Assistant Treasurer since April 2020	Chief Accounting Officer at HCMLP since April 2020 and Financial Operations Principal for NexPoint Securities, Inc. since October 2016; Controller at HCMLP from March 2017 to March 2020; Assistant Controller at HCMLP from March 2015 until February 2017.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Funds Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

Lauren Thedford (1/7/1989)	Secretary	Indefinite Term: Secretary since April 2019	Associate General Counsel at HCM since September 2017; In-House Counsel at HCM from January 2015 until September 2017; Secretary of the Highland Funds Complex since April 2019.

Annual Report	71

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W. 7th Street, Suite 219424

Kansas City, Missouri 64105-1407

Underwriter

NexPoint Securities, Inc.

300 Crescent Court, Suite 700

Dallas, TX 75201

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of Highland Healthcare Opportunities Fund, Highland Merger Arbitrage Fund, and Highland Opportunistic Credit Fund, (collectively, the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 to request that additional reports be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT within sixty days after the end of the period. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT by visiting the Funds’ website at www.highlandfunds.com.

The Statements of Additional Information include additional information about the Funds’ Trustees and are available upon request without charge by calling 1-877-665-1287.

72	Annual Report

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Highland Funds

c/o DST Asset Manager Solutions, Inc.

430 W 7th Street Suite 219424

Kansas City, MO 64105-1407

Highland Funds I	Annual Report, June 30, 2020

www.highlandfunds.com	HFI-AR-0620

Highland/iBoxx Senior Loan ETF

Annual Report

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (highlandfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Fund’s transfer agent at 1-855-799-4757.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-799-4757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Highland/iBoxx Senior Loan ETF

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Growth of Hypothetical $10,000 Investment

All dividends and capital gains are reinvested. The index is unmanaged and does not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund were diversified. Senior loans are subject to risk of non-payment of scheduled interest and/or principal. Please refer to the financial statements’ Note 7, Disclosure of Significant Risks and Contingencies, for more information.

	Average Annual Total Returns
	1 Year	3 Year	5 Year	Since Inception*

Highland/iBoxx Senior Loan ETF	-6.69%	-0.62%	0.59%	1.45%

Markit iBoxx USD Liquid Leveraged Loan Index	-3.05%	1.23%	1.71%	2.26%

*	Since November 6, 2012, returns have been annualized.

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit our web site at www.highlandfunds.com.

The performance quoted would have been lower if the expense limitations had not been in effect.

The total gross operating expenses can be found in the Financial Highlights. The Fund’s Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2020, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

The Fund’s Investment Adviser has voluntarily agreed to waive a portion of its advisory fee or reimburse expenses. Such waivers and reimbursements may be terminated at any time.

Annual Report	1

PORTFOLIO MANAGER COMMENTARY (unaudited)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Portfolio Manager Commentary

The Highland/iBoxx Senior Loan ETF (the “Fund”) is a passively managed index fund that seeks to provide investment results that correspond (before fees and expenses) to the price and yield of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Index”). For the twelve-month period ended June 30, 2020, the Fund’s net asset value returned -6.69% while the market price returned -6.45%. Over the same time period, the Fund’s benchmark, the Index, returned -3.05%. As of June 30, 2020, the Fund was invested in 80 holdings, with a weighted average maturity of 4.70 years, a yield to maturity of 5.35% and a 30-day SEC Yield of 4.47%.

Manager’s Discussion

During the twelve months ended June 30, 2020, the leveraged credit markets underperformed investment grade and Treasuries as investors fled to more stable debt following the rise of the COVID-19 pandemic and the subsequent decline in interest rates. Compared to the -3.05% return for the Index, high yield bonds returned -2.60%, but investment grade corporate bonds and 10-year Treasuries returned 9.51% and 14.62%, respectively1. It goes without saying that the past twelve months have been tumultuous. Following the Federal Reserve’s (the “Fed”) missteps in the previous period, it began to change course last summer, cutting rates three times in the second half of 2019. Following clearer resolution on the China trade front, the risk markets responded kindly to the moves, with the S&P 500 Index reaching an all-time high by the end of the year and loan prices strengthening as well. That strength continued into the new year until the pandemic expanded globally.

Despite prior criticisms of a slow response, the Fed has acted quickly and decisively in response to COVID-19 economic uncertainty. The Fed and the U.S. government, in conjunction with their counterparts globally, have put in place an unprecedented amount of stimulus in short order, and the broader risk markets have reacted kindly to this response. Average loan prices have rebounded strongly since their end of March nadir, improving to almost 90 by the end of the 2nd quarter from their lows near 76. Given the interest rate backdrop and improved investor optimism, high yield inflows and issuance have been very robust. The same cannot be said for loans, but technicals have been improving, as lower supply and some revival of collateralized loan obligation (“CLO”) demand have been able to mitigate continued retail outflows. Although January experienced one of the lightest outflows in recent history that quickly reversed once the market volatility ensued. The outflow figures for the past three months have continually improved, but we do not expect meaningful inflows during the near to medium-term with a Fed that is likely to remain extremely accommodative until there is clearer resolution on a path towards a firm economic recovery.

Although we were hesitant to embrace the expectation of a V-shaped recovery in the economy, employment gains and Purchase Managers’ Index (“PMI”) data have certainly been better than feared. Some of these gains were likely due to the more rapid pace of re-openings in some states. Bolstered by the Fed’s actions, the market has certainly embraced this data as evidence that the economy is quickly on pace to regain its former strength. That may very well be the case, but we remain cautious at this stage given the spate of flare-ups in some of the states which opened more quickly and that restrictions are being put back in place as a result. Not to mention that we are in the midst of an election cycle that is unlikely to be a sure thing for the incumbent. All of this is expected to cause increased uncertainty over the coming months.

Our sense is that the easy part of the recovery is now behind us and that the return to pre-COVID-19 economic strength may be more difficult and lengthier than some anticipate. Even if an effective vaccine is put into place, COVID has caused fundamental changes to how we live and work, which are likely to persist for some time. When economies experience shifts such as this, there will always be winners and losers, and this instance is no different. Amazon may be doing great, but there are many brick-and-mortar retailers and their employees not faring as well. We’ve already experienced a number of bankruptcies, and more are likely during the near-term. Other companies have been fortunate to access the credit markets to enhance liquidity and avoid a trip to the courthouse. However, with debt laden balance sheets, how eager are these companies going to be hiring people even after this pandemic has passed? This is not to say all is lost. Our economy can and will adapt to the post-COVID world (both good and bad), but it often takes time.

Despite this uncertainty and the interest rate backdrop, we believe that loans can still play a valuable role within a diversified investment portfolio. The loans contained within the Fund comprise what is deemed to be some of the most liquid in the market, many of which are sizeable and represent constituents of capital structures for larger companies that are often better suited to weather this storm. In addition, with overall spreads trading close to that of high yield (excluding energy) and structural seniority, loans could be considered attractive, especially if all this monetary stimulus eventually begins to stoke inflation and interest rates.

[1]	J.P. Morgan research, July 1, 2020.

The Markit iBoxx USD Liquid Leveraged Loan Index has been licensed for use by Highland Capital Management Fund Advisors, L.P. The Highland iBoxx Senior Loan ETF is not sponsored, endorsed, issued, sold, or promoted by the Markit iBoxx USD Liquid Leveraged Loan Index, nor does this company make any representations regarding the advisability of investing in the Highland/iBoxx Senior Loan ETF.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For most recent performance figures, please call a representative at 1-855-799-4757 or visit our website at www.highlandfunds.com.

2	Annual Report

FUND PROFILE (unaudited)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Objective

Highland/iBoxx Senior Loan ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index.

Net Assets as of June 30, 2020

$77.0 million

Portfolio Data as of June 30, 2020

The information below provides a snapshot of the Highland/iBoxx Senior Loan ETF at the end of the reporting period.

Quality Breakdown as of June 30, 2020 (%)*

BBB	14.2
BB	27.6
B	52.2
CCC	3.8
CC	0.1
NR	2.1

Top 5 Sectors as of 6/30/20 (%)

Media/Telecommunications	16.6
Healthcare	9.3
Computers and Electronics	9.1
Retail	8.8
Gaming/Leisure	8.2

Top 10 Holdings as of 6/30/20 (%)†

Charter Communications Operating LLC, 1st Lien, 04/30/2025 VAR LIBOR USD 1 Month+1.750%	2.9
PetSmart Inc., Term Loan B2, 1st Lien, 03/11/2022 VAR LIBOR USD 3 Month+4.000%	2.7
CenturyLink, Inc., Term B Loan, 1st Lien, 03/15/2027 VAR LIBOR USD 1 Month+2.250%	2.6
Refinitiv US Holdings Inc., Term Loan B, 1st Lien, 10/01/2025 VAR LIBOR USD 1 Month+3.250%	2.6
Bass Pro Group, Term Loan B, 09/25/2024 VAR LIBOR USD 6 Month+5.000%	2.5
Univision Communications, Inc., Term Loan, 1st Lien, 03/13/2026 VAR LIBOR USD 1 Month+3.750%	2.2
Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1st Lien, 03/09/2027 VAR LIBOR USD 1 Month+3.000%	2.1
1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/Tim Hortons), Term B-4 Loan, 1st Lien, 11/19/2026 VAR LIBOR USD 1 Month+1.750%	2.1
Scientific Games International Inc., Term Loan B, 1st Lien, 08/14/2024 VAR LIBOR USD 3 Month+2.750%	2.0
Bausch Health Companies Inc., Term Loan B, 1st Lien, 06/02/2025 VAR LIBOR USD 1 Month+3.000%	1.9

The Fund is non-diversified and may invest a larger portion of its assets in the securities of fewer issuers than if the Fund were diversified.

Please refer to the financial statements’ Note 7, Disclosure of Significant Risks and Contingencies, for more information.

*

Quality is calculated as a percentage of total senior loans. Sectors and holdings are calculated as a percentage of total net assets. The quality ratings reflected were issued by Standard & Poor’s, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Fund’s investment adviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate, and time to maturity) and the amount of any collateral. Quality Ratings and holdings are subject to change, and may have changed since June 30, 2020.

†	Excludes cash equivalents.

Annual Report	3

FINANCIAL STATEMENTS

June 30, 2020	Highland/iBoxx Senior Loan ETF

A guide to understanding the Fund’s financial statements

Investment Portfolio	The Investment Portfolio details the Fund’s holdings and their fair value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of a Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Fund and the expenses incurred by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	This statement details how the Fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., creations, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also details changes in the number of shares outstanding.

Financial Highlights	The Financial Highlights demonstrate how the Fund’s net asset value per share was affected by the Fund’s operating results. The Financial Highlights also disclose the class’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Fund, certain of their significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4	Annual Report

INVESTMENT PORTFOLIO

June 30, 2020	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (a) - 80.9%

AEROSPACE AND DEFENSE - 1.3%
1,074,083	TransDigm Inc., Tranche E Refinancing Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.250%, 05/30/25	970,284

AIRLINES - 0.5%
494,949	American Airlines Inc., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+1.750%, 06/27/25	354,384

AUTOMOTIVE - 0.6%
473,518	Gates Global LLC, Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.750%, 04/01/24	457,487

BUILDING MATERIALS - 1.8%
498,744	American Builders & Contractors Supply Co., Inc., Restatement Effective Date Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 01/15/27 (b)	477,173
905,782	Quikrete Holdings Inc., Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.500%, 02/01/27	876,540

		1,353,713

CHEMICALS - 5.3%
1,346,599	Berry Global, Inc., Term Loan Y, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 07/01/26 (b)	1,292,351
750,000	Berry Global, Inc., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 10/01/22	733,166
670,922	H.B. Fuller Company, Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 10/20/24	650,187
488,614	Ineos US Finance LLC, Cov-Lite, Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 04/01/24	464,337
987,456	Messer Industries GmbH, Initial Term B-1 Loan, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 03/02/26	944,951

		4,084,992

COMPUTERS & ELECTRONICS - 7.4%
953,942	Boxer Parent Company Inc., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+4.250%, 10/02/25	906,193

Principal Amount ($)		Value ($)

COMPUTERS & ELECTRONICS (continued)
949,670	GTT Communications Inc., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.750%, 05/31/25	706,815
1,228,637	McAfee, LLC, Term B USD Loan, VAR LIBOR USD 1 Month+3.750%, 09/30/24	1,200,139
675,216	Micro Holdings (Internet Brands), Term Loan (2017), VAR LIBOR USD 3 Month+3.500%, 09/13/24	654,856
772,927	SS&C Technologies Holdings Inc., Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+1.750%, 04/16/25	740,344
705,265	SS&C Technologies Holdings Inc., Term Loan B3, 1st Lien, VAR LIBOR USD 1 Month+1.750%, 04/16/25	677,827
838,521	Ultimus Group Midco LLC, The, Initial Term Loan, 1st Lien, VAR LIBOR USD 1 Month+3.750%, 05/04/26	814,556

		5,700,730

CONGLOMERATES - 1.4%
1,097,243	Sunshine Luxembourg VII SARL, Facility B1, 1st Lien, VAR LIBOR USD 6 Month+4.250%, 10/01/26	1,054,500

CONSUMER PRODUCTS - 0.1%
243,580	Revlon Consumer Products Corp., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.500%, 09/07/23	67,971

DIVERSIFIED/CONGLOMERATE SERVICE - 1.2%
994,851	Trans Union LLC, 2019 Replacement Term B-5 Loan, 1st Lien, VAR LIBOR USD 1 Month+1.750%, 11/16/26	954,436

ENERGY - 0.2%
993,580	Seadrill Partners Finco LLC, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+6.000%, 02/21/21 (b)	172,337

FINANCE - 2.8%
1,745,570	Refinitiv US Holdings Inc., Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+3.250%, 10/01/25	1,707,604
498,698	Veritas US Inc., New Dollar Term B Loan, 1st Lien, VAR LIBOR USD 3 Month+4.500%, 01/27/23	463,477

		2,171,081

See accompanying Notes to Financial Statements.	5

INVESTMENT PORTFOLIO (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

FOOD & BEVERAGE - 2.8%
1,496,241	1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/Tim Hortons), Term B-4 Loan, 1st Lien, VAR LIBOR USD 1 Month+1.750%, 11/19/26	1,421,616
748,106	JBS USA Lux S.A. (fka JBS USA, LLC), New Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.000%, 05/01/26	718,391

		2,140,007

GAMING/LEISURE - 6.3%
723,451	CityCenter Holdings LLC, Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.250%, 04/18/24	660,058
853,727	Crown Finance US Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.250%, 02/28/25	648,607
1,148,751	Golden Nugget Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 10/04/23	921,873
108,519	VAR LIBOR USD 3 Month+2.750%, 10/04/23	87,086
1,539,029	Scientific Games International Inc., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 08/14/24	1,368,197
500,000	Station Casinos LLC, Term B-1 Facility Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.250%, 02/08/27	458,125
750,000	VICI Properties 1 LLC, Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+1.750%, 12/20/24	701,018

		4,844,964

HEALTHCARE - 7.0%
997,494	DaVita Inc., Tranche B-1 Term Loan, 1st Lien, VAR LIBOR USD 1 Month+1.750%, 08/12/26	968,053
1,246,787	Endo Luxembourg Finance Company I S.a r.l., Initial Term Loan, 1st Lien, VAR LIBOR USD 1 Month+4.250%, 04/27/24	1,183,082
1,926,763	Envision Healthcare Corp., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+3.750%, 10/10/25	1,281,297
973,361	Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 11/15/27	942,181
748,067	Team Health Holdings, Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.750%, 02/06/24	577,885

Principal Amount ($)		Value ($)

HEALTHCARE (continued)
498,744	U.S. Renal Care, Inc., Initial Term Loan, VAR LIBOR USD 1 Month+5.000%, 06/26/26 (b)	481,218

		5,433,716

INFORMATION TECHNOLOGY - 4.6%
247,446	Applied Systems, Inc., Initial Term Loan, VAR LIBOR USD 3 Month+3.250%, 09/19/24 (b)	241,316
747,436	Go Daddy Operating Company LLC, Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+1.750%, 02/15/24	722,210
746,821	Kronos Incorporated, Incremental Term Loan, 1st Lien, VAR LIBOR USD 1 Month+3.000%, 11/01/23 (b)	745,032
598,492	ON Semiconductor Corp., 2019 New Replacement Term B-4 Loan, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 09/19/26	576,612
644,625	Riverbed Technology Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 04/24/22	553,826
725,699	Vertafore Inc., Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+3.250%, 07/02/25	687,563

		3,526,559

INSURANCE - 5.0%
911,886	Alliant Holdings Intermediate LLC, Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.750%, 05/09/25	870,509
997,364	Asurion, LLC, Term Loan B6, 1st Lien, VAR LIBOR USD 1 Month+3.000%, 11/03/23 (b)	970,284
1,097,458	Hub International Ltd., Term Loan B, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 04/25/25	1,046,931
1,000,000	MPH Acquisition Holdings LLC, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+2.750%, 06/07/23	953,610

		3,841,334

MACHINERY - 0.6%
484,321	Titan Acquisition Ltd., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 03/28/25	444,973

6	See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

US Senior Loans (continued)

MEDIA/TELECOMMUNICATIONS - 16.7%
1,845,363	CenturyLink, Inc., Term B Loan, 1st Lien, VAR LIBOR USD 1 Month+2.250%, 03/15/27	1,746,304
1,994,885	Charter Communications Operating LLC, 1st Lien, VAR LIBOR USD 1 Month+1.750%, 04/30/25	1,929,632
540,778	Cogeco Communications (USA) II L.P., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 01/03/25 (b)	518,980
498,711	Consolidated Communications, Term Loan B, VAR LIBOR USD 1 Month+3.000%, 10/05/23	474,990
1,250,000	Formula One Management Limited, Facility Term Loan B3 (USD), 1st Lien, VAR LIBOR USD 1 Month+2.500%, 02/01/24	1,194,538
738,530	Frontier Communications, Term B-1 Loan, 1st Lien, VAR LIBOR USD 3 Month+3.750%, 06/15/24	722,309
650,000	Intelsat Jackson Holdings S.A., Term Loan B3, 1st Lien, VAR LIBOR USD 1 Month+5.750%, 11/27/23	649,493
943,596	Radiate Holdco LLC, Term Loan, 1st Lien, VAR LIBOR USD 1 Month+3.000%, 02/01/24	903,672
865,813	SBA Senior Finance II LLC, Term Loan, 1st Lien, VAR LIBOR USD 1 Month+1.750%, 04/11/25	836,141
1,600,266	Univision Communications, Inc., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+3.750%, 03/13/26	1,492,248
1,496,250	Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1st Lien, VAR LIBOR USD 1 Month+3.000%, 03/09/27	1,425,103
1,000,000	Ziggo Financing Partnership, Term Loan I Facility, 1st Lien, VAR LIBOR USD 3 Month+2.500%, 04/30/28 (b)	947,085

		12,840,495

RETAIL - 8.9%
1,756,461	Bass Pro Group, Term Loan B, VAR LIBOR USD 6 Month+5.000%, 09/25/24	1,701,182
1,123,697	Belk Inc., Closing Date, Term Loan, 1st Lien, VAR LIBOR USD 3 Month+4.750%, 12/12/22	573,086
527,805	BJ’s Wholesale Club Inc., Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.250%, 01/27/24	511,924

Principal Amount ($)		Value ($)

RETAIL (continued)
743,624	Harbor Freight Tools USA Inc., Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+2.500%, 08/18/23	717,909
828,532	Petco Animal Supplies Inc., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 01/26/23	679,972
1,795,597	PetSmart Inc., Term Loan B2, 1st Lien, VAR LIBOR USD 3 Month+4.000%, 03/11/22 (b)	1,776,824
992,469	Staples, Inc., 2019 Refinancing New Term B-1 Loan, VAR LIBOR USD 3 Month+5.000%, 04/16/26	861,676

		6,822,573

SERVICE - 4.8%
994,709	Advantage Sales & Marketing Inc., Initial Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.250%, 07/23/21	916,529
496,147	AlixPartners LLP, 2017 Refinancing Term Loan, VAR LIBOR USD 1 Month+2.500%, 04/04/24	481,005
733,744	AMC Entertainment Holdings, Inc. (fka AMC Entertainment Inc.), Term B-1 Loan, 1st Lien, VAR LIBOR USD 3 Month+3.000%, 04/22/26	539,434
888,755	Change Healthcare Holdings Inc., Closing Date Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.500%, 03/01/24	856,720
90,203	VAR LIBOR USD 1 Month+2.500%, 03/01/24	86,952
46,018	VAR LIBOR USD 3 Month+2.500%, 03/01/24	44,359
830,133	Nielsen Finance LLC, Cov-Lite, Term Loan B4, 1st Lien, VAR LIBOR USD 1 Month+2.000%, 10/04/23	804,191

		3,729,190

TECHNOLOGY - 0.9%
748,082	SolarWinds Holdings Inc., 2018 Refinancing Term Loan, VAR LIBOR USD 1 Month+2.750%, 02/05/24	728,011

UTILITIES - 0.7%
583,340	Calpine Corp., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.250%, 01/15/24	564,624

	Total US Senior Loans (Cost $65,624,858)	62,258,361

See accompanying Notes to Financial Statements.	7

INVESTMENT PORTFOLIO (concluded)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Principal Amount ($)		Value ($)

Foreign Domiciled Senior Loans (a) - 5.9%

AUSTRALIA - 1.1%
USD
924,555	Aristocrat Leisure, Term Loan B3, 1st Lien, VAR LIBOR USD 3 Month+1.750%, 10/19/24	881,600

CANADA - 2.3%
USD
1,340,988	Bausch Health Companies Inc., Term Loan B, 1st Lien, VAR LIBOR USD 1 Month+3.000%, 06/02/25 (b)	1,297,159
465,338	Bausch Health Companies Inc., Term Loan, 1st Lien, VAR LIBOR USD 1 Month+2.750%, 11/27/25	451,185

		1,748,344

LUXEMBOURG - 0.6%
USD
504,065	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, 1st Lien, VAR LIBOR USD 1 Month+1.750%, 04/16/25	484,454

NETHERLANDS - 0.8%
USD
594,704	Stars Group Holdings B.V., Term Loan, 1st Lien, VAR LIBOR USD 3 Month+3.500%, 07/10/25	592,581

UNITED KINGDOM - 1.1%
USD
994,615	Misys Ltd., Term Loan B, 1st Lien, VAR LIBOR USD 6 Month+3.500%, 06/13/24	874,133

	Total Foreign Domiciled Senior Loans (Cost $4,806,515)	4,581,112

Shares

Cash Equivalents - 12.2%

MONEY MARKET FUND (c) - 12.2%
9,407,260	Dreyfus Treasury & Agency Cash Management, Institutional Class, 0.100%	9,407,260

	Total Cash Equivalents (Cost $9,407,260)	9,407,260

Total Investments - 99.0%		76,246,733

(Cost $79,838,633)
Other Assets & Liabilities, Net - 1.0%		760,896

Net Assets - 100.0%		77,007,629

(a)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Highland/iBoxx Senior Loan ETF (the “Fund”) invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread. (Unless otherwise denoted as a fixed rate loan, all senior loans carry a variable interest rate.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as LIBOR or (iii) the Certificate of Deposit rate. As of June 30, 2020, the LIBOR USD 1 Week, LIBOR USD 1 Month, LIBOR USD 3 Month and LIBOR USD 6 Month rates were 0.097%, 0.162%, 0.302% and 0.369%, respectively and the Prime Rate was 3.25%. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy and the actual remaining maturity may be substantially less than the stated maturity shown.

(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	The rate shown is the 7-day effective yield as of June 30, 2020.

LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
Ltd	— Limited
USD	— United States Dollars
VAR	— Variable Rate

Foreign Domiciled Senior Loans Industry Concentration Table: (% of Net Assets)
Computers & Electronics	1.7%
Gaming/Leisure	1.9%
Healthcare	2.3%

5.9%

8	See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2020	Highland/iBoxx Senior Loan ETF

($)
Assets:
Total Investments, at value (cost $70,431,373)	66,839,473
Cash equivalents (cost $9,407,260)	9,407,260
Cash	1,683,671
Receivable for:
Investments sold	5,283,641
Dividends and interest	159,979
Prepaid expenses and other assets	673,009

Total assets	84,047,033

Liabilities:
Payable for:
Investments purchased	4,727,063
Fund shares redeemed	1,602,567
Expedited settlement facility fees (Note 4)	73,585
Audit fees	55,000
Transfer agent fees	29,300
Investment advisory fees (Note 4)	17,231
Administration fees (Note 4)	4,539
Trustees’ fees (Note 4)	3,113
Accrued expenses and other liabilities	527,006

Total liabilities	7,039,404

Net Assets	77,007,629

Net Assets consist of:
Paid-in capital	135,003,236
Total accumulated loss	(57,995,607)

Net Assets	77,007,629

Shares outstanding (unlimited authorization — no par value)	4,900,000
Net asset value, per share (Net assets/shares outstanding)	15.72

See accompanying Notes to Financial Statements.	9

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2020	Highland/iBoxx Senior Loan ETF

($)
Investment Income:
Interest income	9,569,739
Other income	107

Total investment income	9,569,846

Expenses:
Investment advisory fees (Note 4)	884,120
Administration fees (Note 4)	129,104
Trustees’ fees (Note 4)	63,384
Expedited settlement facility (Note 4)	373,301
Legal fees	133,832
Audit fees	131,840
Printing fees	106,553
Pricing fees	78,871
Licensing fees	72,328
Transfer agent fees	48,024
Registration fees	14,855
Professional fees	6,000
Custodian fees	936
Other	144,780

Total operating expenses	2,187,928

Fees and expenses waived by Investment Adviser (Note 4)	(713,412)

Net operating expenses	1,474,516

Net investment income	8,095,330

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(11,729,889)
Net change in unrealized appreciation (depreciation) on investments	1,786,154

Net realized and unrealized loss on investments	(9,943,735)

Net decrease in net assets resulting from operations	(1,848,405)

10	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

Highland/iBoxx Senior Loan ETF

	Year Ended June 30, 2020 ($)	Year Ended June 30, 2019 ($)
Increase (Decrease) in Net Assets:

Operations:
Net investment income	8,095,330	23,372,259
Net realized loss on investments	(11,729,889)	(19,406,348)
Net change in unrealized appreciation/(depreciation) on investments	1,786,154	6,317,757

Net increase (decrease) in net assets resulting from operations	(1,848,405)	10,283,668

Distributions	(8,215,455)	(23,252,153)
Return of capital	(253,069)	—

Total distributions	(8,468,524)	(23,252,153)

Share Transactions
Creations	824,046,162	749,999,325
Redemptions	(999,987,389)	(1,073,019,336)

Net decrease from share transactions	(175,941,227)	(323,020,011)

Total decrease in net assets	(186,258,156)	(335,988,496)

Net Assets:
Beginning of year	263,265,785	599,254,281

End of year	77,007,629	263,265,785

Changes in Shares
Creations	47,900,000	42,300,000
Redemptions	(58,000,000)	(60,400,000)

Net decrease	(10,100,000)	(18,100,000)

Amounts designated as “—” are $0.

See accompanying Notes to Financial Statements.	11

FINANCIAL HIGHLIGHTS

Highland/iBoxx Senior Loan ETF

Selected data for a share outstanding throughout each year is as follows:

	For the Years Ended June 30,
	2020	2019	2018	2017		2016

Net Asset Value, Beginning of Year	$17.55	$18.10	$18.38	$18.37		$19.19

Income from Investment Operations:

Net investment income(a)	0.71	0.89	0.83	0.86		0.81

Net realized and unrealized gain (loss)	(1.85)	(0.55)	(0.27)	0.01		(0.82)

Total from investment operations	(1.14)	0.34	0.56	0.87		(0.01)

Less Distributions Declared to Shareholders:

From net investment income	(0.67)	(0.89)	(0.83)	(0.86)		(0.81)

From return of capital	(0.02)	—	(0.01)	(0.00	)(b)	—

Total distributions declared to shareholders	(0.69)	(0.89)	(0.84)	(0.86)		(0.81)

Net Asset Value, End of Year	$15.72	$17.55	$18.10	$18.38		$18.37

Market Price, end of year	$15.75	$17.54	$18.09	$18.39		$18.38

Total return(c)	(6.69)%	1.94%	3.11%	4.78%		0.02%

Ratios to Average Net Assets/Supplemental Data:

Net assets, end of year (000s)	$77,008	$263,266	$599,254	$562,510		$391,293

Gross operating expenses(d)	1.12%	0.82%	0.73%	0.74%		0.77%

Net investment income	4.13%	4.98%	4.56%	4.62%		4.39%

Portfolio turnover rate	344%	186%	126%	115%		51%

(a)	Per share data was calculated using average shares outstanding for the period.
(b)	Amount represents less than $0.005 per share.
(c)

Total return is at net asset value assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Fund’s Investment Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)	Supplemental expense ratios are shown below:

	For the Years Ended June 30,
	2020	2019	2018	2017	2016

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	0.75%	0.61%	0.55%	0.55%	0.55%

Excluded from Expense Cap: Expedited settlement facility and licensing fees	0.19%	0.06%	—	—	—

Amounts designated as “—” are $0.

12	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2020	Highland/iBoxx Senior Loan ETF

Note 1. Organization

Highland Funds I (the “Trust”) was organized as a Delaware statutory trust on February 28, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with four portfolios that are currently being offered, each of which is non-diversified. The financial statements herein are those of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund is a non-diversified exchange-traded fund (“ETF”). The financial statements of the remaining funds of the Trust are presented separately.

Investment Objective

The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Markit iBoxx USD Liquid Leveraged Loan Index (the “Underlying Index”).

Fund Shares

Shares of the Fund are listed and traded on NASDAQ, Inc. Market prices for the shares of the Fund may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only to authorized participants who have entered into agreements with the Fund’s distributor (“Authorized Participants”) in exchange for the deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as Creation Units, each of which comprises 100,000 shares for the Fund. Once created, shares will trade in a secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Creation Units

Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units of the Fund may only be purchased or redeemed directly from the Fund by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed an Authorized Participant Agreement with the Fund’s distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The Fund is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services — Investment Companies applicable to investment companies. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the New York Stock Exchange, National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) or other nationally recognized exchange use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotation will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Investments in mutual funds are valued at their respective net asset values as determined by those mutual funds each business day. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that Highland Capital Management Fund Advisors, L.P. (“HCMFA” or the “Investment Adviser”) has determined generally have the capability to provide appropriate pricing services and have been approved by the Board.

Annual Report	13

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Securities for which market quotations are not readily available and for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, among other things: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact on the Fund.

The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of the end of the reporting period because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Fair Value Measurements

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2020, the Fund’s investments consisted mainly of senior loans. The fair value of the Fund’s loans is generally based on quotes received from brokers or independent pricing services. Loans with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and

14	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the levels of inputs used to value the Fund’s assets as of June 30, 2020 is as follows:

	Total Fair Value at 06/30/20	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Highland/iBoxx Senior Loan ETF
Assets
US Senior Loans*	$62,258,361	$—	$62,258,361	$—
Foreign Domiciled Senior Loans*	4,581,112	—	4,581,112	—
Cash Equivalent*	9,407,260	9,407,260	—	—

Total	$76,246,733	$9,407,260	$66,839,473	$—

*	Please refer to the Investment Portfolio for industry/country breakout.

Amount designated as “—” are $0.

For the year ended June 30, 2020, there were no transfers in or out of Level 3.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash and Cash Equivalents

The Fund considers liquid assets deposited with a bank, and certain short term debt instruments with original maturities of 3 months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statement of Assets and Liabilities. These balances may exceed the federally insured limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealizedappreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are segregated in the Statement of Operations from the effects of changes in market prices of those securities, included within the net realized and unrealized gain or loss on investment securities.

Income Recognition

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums of debt instruments using the effective interest method.

U.S. Federal Income Tax Status

The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to

Annual Report	15

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that it should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior tax year), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions to Shareholders

The Fund intends to pay distributions from net investment income, if any, on a monthly basis. The Fund intends to pay net realized capital gains, if any, on an annual basis.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during the prior two fiscal years ended June 30, was as follows:

	Distributions paid from:
	Ordinary Income*	Long- Term Capital Gains	Return of Capital
Highland/iBoxx Senior Loan ETF
2020	$8,215,455	$—	$253,069
2019	23,252,153	—	—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of June 30, 2020, the Fund’s most recent tax year end, the components of accumulated losses on a tax basis were as follows:

	Capital Loss Carryforward	Net Unrealized Appreciation/ (Depreciation)	Post October Losses	Other Temporary Differences
Highland/iBoxx Senior Loan ETF	$(44,861,308)	$(3,832,046)	$(9,302,256)	$3

At June 30, 2020 the Fund had capital loss carryover as indicated below. The capital loss carryover is available to offset future realized capital gain.

	Short-Term Loss	Long-Term Loss	Total
Highland/iBoxx Senior Loan ETF	$22,866,001	$21,995,307	$44,861,308

For federal income tax purposes, the cost of securities owned at June 30, 2020, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for federal income tax purposes in the current period and have been deferred for use in future periods.

Unrealized appreciation and depreciation at June 30, 2020, based on cost of investments, including cash equivalents, for U.S. federal income tax purposes was:

	Gross Appreciation	Gross Depreciation	Net Depreciation	Cost
Highland/iBoxx Senior Loan ETF	$303,604	$(4,135,650)	$(3,832,046)	$80,078,779

Note 4. Advisory, Administration, Service and Distribution, Trustee, and Other Fees

Investment Advisory Fees

The Investment Adviser receives from the Fund monthly investment advisory fees, computed and accrued daily based on the Average Daily Managed Assets of the Fund, at the annual rate of 0.45%.

“Average Daily Managed Assets” of a Fund means the average daily value of the total assets of the Fund less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage).

Administration Fees

SEI Investments Global Funds Services (the “Administrator”) serves as the Fund’s Administrator pursuant to an Administration Agreement. For its services under the Administration

16	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Agreement, the Administrator receives a monthly administration fee from the Fund, calculated and assessed in arrears based on the aggregate net assets of the Fund, subject to an annual minimum fee. For the year ended June 30, 2020, the Fund paid $129,104 for these services.

Service and Distribution Fees

SEI Investments Distribution Co. (the “Distributor”) serves as the Fund’s underwriter and distributor of shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, receives orders to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Fund’s custodian and transfer agent. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor bears the following costs and expenses relating to the distribution of shares: (i) the costs of processing and maintaining records of creations of Creation Units; (ii) all cost of maintaining the records required of a registered broker/dealer; (iii) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws; (iv) filing fees; and (v) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. The Distributor does not maintain any secondary market in Fund shares.

Expense Limits and Fee Reimbursements

The Investment Adviser has contractually agreed to limit the total annual operating expenses (exclusive of taxes, brokerage commissions and other, transaction costs, acquired fund fees and expenses, dividend expense and extraordinary expenses (collectively, the “Excluded Expenses”)) of the Fund to 0.55% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will continue through at least October 31, 2020, and may not be terminated prior to this date without the action or consent of the Board. Under the Expense Cap, the Investment Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund’s total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

As of June 30, 2020, pursuant to the above, fees previously waived and reimbursed by the Investment Adviser that may be subject to possible future reimbursement to the Investment Adviser were as follows:

	Expiring Fiscal Years Ended June 30,
	2021	2022	2023
Highland/iBoxx Senior Loan ETF	$1,038,447	$971,987	$713,412

During the year ended June 30, 2020, $866,942 of fees previously waived and or reimbursed by the Investment Adviser that were eligible for recoupment expired.

Due from Administrator

Subsequent to June 30, 2020, it was determined that there was an unreconciled adjustment on the Statement of Assets and Liabilities of the Fund. The unreconciled adjustment had the effect of decreasing Payable for Investment purchased, a liability, by $472,396. The Fund has recognized a receivable due from the Administrator in the amount of $660,350 for overpayments made on redemption payments to certain investors resulting from the unreconciled adjustment. This amount is included within prepaid expenses and other assets on the Statement of Assets and Liabilities. A payable of $332,271 is reflected in Accrued expenses and other liabilities on the Statement of Assets and Liabilities for amounts owed to certain other shareholders for subscription overpayments also resulting from the unreconciled adjustment. The impact on the Fund and these investors resulting from the NAV errors is anticipated to be resolved as soon as possible. This balance is also included as a reduction to redemptions paid on the Statements of Changes in Net Assets. The Adviser expects that there will be additional amounts owed to the Fund subsequent to June 30, 2020 as the correction occurred after June 30, 2020. The Adviser is still assessing the extent and impact of those errors. The amount of the receivable is being processed under the Fund’s NAV error policy.

Fees Paid to Officers and Trustees

Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets. The Chairman of the Audit Committee and the Chairman of the Board each receive an additional $10,000. The “Highland Fund Complex” consists of all of the registered investment companies and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act, which are each advised by the Investment Adviser or its affiliated advisers as of the date of this report.

The Fund pays no compensation to its officers, all of whom are employees of the Investment Adviser.

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings, however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Funds Complex based on relative net assets.

Annual Report	17

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Expedited Settlement Agreements

On June 15, 2017 and May 14, 2019, the Fund entered into Expedited Settlement Agreements with two major dealers in the floating rate loan market, pursuant to which the Fund has the right to designate certain loans it sells to the dealer to settle on or prior to three days from the trade date in exchange for a quarterly fee (the “Expedited Settlement Agreements”). The Expedited Settlement Agreements are designed to reduce settlement times from the standard seven days to three days for eligible loans. For the year ended June 30, 2020, the Fund paid $373,301 to the dealer as part of the Expedited Settlement Agreements.

While the Expedited Settlement Agreements are intended to provide the Fund with additional liquidity with respect to such loans, and may not represent the exclusive method of expedited settlement of such loans, no assurance can be given that the Expedited Settlement Agreements or other methods for expediting settlements will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Note 5. Portfolio Information

For the year ended June 30, 2020, the cost of purchases and the proceeds from sales of the Fund’s portfolio securities amounted to the following:

	U.S. Government Securities*		Other Securities
	Purchases	Sales	Purchases	Sales
Highland/iBoxx Senior Loan ETF+	$—	$—	$562,286,928	$727,561,571

*	The Fund did not have any purchases or sales of U.S. Government Securities for the year ended June 30, 2020.
+	The Fund did not have any in-kind creations/redemptions for the year ended June 30, 2020.

Note 6. Indemnification

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may rise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Note 7. Disclosure of Significant Risks and Contingencies

The Fund’s investments expose the Fund to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments.

Asset Class Risk

Securities in the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other asset classes.

Cash Transaction Risk

Unlike most exchange-traded funds (“ETFs”), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund’s investments. As a result, investments in Fund shares may be less tax-efficient than investments in conventional ETFs. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize gains or losses that it might not have incurred if it had made a redemption in-kind.

Commodities Risk

Commodities markets historically have been extremely volatile, and the performance of securities and other instruments that provide exposure to those markets therefore also may be highly volatile. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Commodity linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price changes. Commodity-linked derivative instruments may employ leverage, which creates the possibility for losses greater than the amount invested.

Counterparty Risk

A counterparty (the other party to a transaction or an agreement or the party with whom Fund executes transactions) to a transaction with Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

18	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Covenant-Lite Loans Risk

Loans in which the Fund invests include covenant-lite loans, which carry more risk to the lender than traditional loans as they may contain fewer or less restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower-friendly characteristics. The Fund may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.

Credit Risk

The issuers of certain securities or the counterparties of a derivatives contract or repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s net asset value and the market price of the Fund’s shares.

Debt Securities and Leveraged Loans Risk

The value of debt securities typically changes in response to various factors, including, by way of example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for funds investing in debt securities with longer maturities. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Leveraged Loans are subject to the same risks typically associated with debt securities. In addition, Leveraged Loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of Leveraged Loans. Leveraged Loans are also especially subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate.

Because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud protections of the federal securities laws and, as a result, as a purchaser of these instruments, we may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, we may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, we may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for us to do so. Alternatively, we may choose not to receive material nonpublic information about an issuer of such loans, with the result that we may have less information about such issuers than other investors who transact in such assets.

Derivatives Risk

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to the Fund, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations (see also “Counterparty Risk”), and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. As a general matter, when the Fund establishes certain derivative instrument positions, such as certain futures and options contract positions, it will segregate liquid assets (such as cash, U.S. Treasury bonds or commercial paper) equivalent to the Fund’s outstanding obligations under the contract or in connection with the position. In addition, recent legislation has called for a new regulatory framework for the derivatives market. The impact of the new regulations are still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objective through the use of such instruments.

Exchange-Traded Funds Risk

The price movement of an exchange-traded fund may not exactly track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Annual Report	19

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Fixed Income Market Risk

Fixed income markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. As of the date of this Prospectus, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential future changes in government policy may affect interest rates.

Focused Investment Risk

The Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of Borrowers can negatively affect financial services companies.

High-Yield Debt Securities Risk

Below investment grade securities or unrated securities of similar credit quality (commonly known as “high-yield securities” or “junk securities”) are more likely to default than higher rated securities. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

Illiquid Securities Risk

The Investment Adviser may not be able to sell illiquid securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers and emerging markets securities in particular, are subject to greater liquidity risk.

Industry Concentration Risk

Because the Fund may invest 25% or more of the value of its assets in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries, the Fund’s performance largely depends on the overall condition of such industry or group of industries and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with that industry or group of industries.

Intellectual Property Risk

The Investment Adviser relies on a license, which may be terminated by the Index Provider, that permits the Fund to use the Underlying Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the name and investment strategies of the Fund. In the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.

Interest Rate Risk

When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. As a result, plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the

20	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

financial instruments in which the Fund invests can not yet be determined. A successor rate could impact the liquidity and potentially the value of investments that reference LIBOR. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund (ii) the cost of temporary borrowing for the Fund or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Lender Liability Risk

A number of judicial decisions have upheld the right of Borrowers to sue lending institutions on the basis of various evolving legal theories founded upon the premise that an institutional Lender has violated a duty of good faith and fair dealing owed to the Borrower or has assumed a degree of control over the Borrower resulting in a creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Investment Adviser could be subject to such liability.

Limited Information Risk

The types of Senior Loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities.

Liquidity Risk

Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of any portfolio security may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions. Because loan transactions often take longer to settle than transactions in other securities, the Fund may not receive the proceeds from the sale of a loan for a significant period of time. As a result, the Fund may maintain higher levels of cash and short-term investments than mutual funds that invest in securities with shorter settlement cycles and/or may enter into a line of credit to permit the Fund to finance redemptions pending settlement of the sale of portfolio securities, each of which may adversely affect the Fund’s performance. No assurance can be given that these measures will provide the Fund with sufficient liquidity in the event of abnormally large redemptions.

Loan Participation Risk

In addition to the risks typically associated with debt securities, Participations involve the risk that there may not be a readily available market for Participation interests and, in some cases, the Fund may have to dispose of such securities at a substantial discount from face value. Participations also involve the credit risk associated with the underlying corporate borrower.

Management Risk

Management risk is the risk associated with the fact that the Fund relies on the Investment Adviser’s ability to achieve its investment objective. The Investment Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio manager uses quantitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement strategies.

Market Price Variance Risk

Fund shares will be listed for trading on NASDAQ, Inc. (the “Exchange”) and can be bought and sold in the secondary market at market prices. The market prices of shares will fluctuate in response to changes in the NAV and supply and demand for shares. As a result, the trading prices of Shares may deviate significantly from NAV during periods of market volatility. The Investment Adviser cannot predict whether shares will trade above, below or at their NAV. Given the fact that shares can be created and redeemed in Creation Units, the Investment Adviser believes that large discounts or premiums to the NAV of shares should not be sustained in the long-term. In addition, the securities held by the Fund may be traded in markets that close at a different time than NASDAQ. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when NASDAQ is open but after the applicable market closing,

Annual Report	21

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

fixing or settlement times, bid-ask spreads and the resulting premium or discount to the Shares’ NAV may widen. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could cause a material decline in the Fund’s NAV. The bid/ask spread of the Fund may be wider in comparison to the bid/ask spread of other ETFs, given the liquidity of the Fund’s assets. The Fund’s investment results are measured based upon the daily NAV of the Fund. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those purchasing and redeeming directly with the Fund.

Non-Diversification Risk

As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. The Fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk

Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Fund’s NAV and the market price of the Fund’s shares.

Ongoing Monitoring Risk

Ongoing monitoring risk is the risk associated with ongoing monitoring of the Agent. On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Operational and Technology Risk

Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Options Risk

Options, such as covered calls and covered puts, are subject to the risk that significant differences between the securities and options markets that could result in an imperfect correlation between these markets.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Fund’s ability to complete repurchase requests, and affect Fund performance. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests, lines of credit available to the Fund and may lead to losses on your investment in the Fund. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Passive Investment Risk

The Fund is not actively managed and HCMFA does not attempt to take defensive positions under any market conditions, including during declining markets.

Portfolio Turnover Risk

High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains (which are taxable to shareholders as ordinary income when distributed to them), higher taxable distributions and lower after-tax performance.

Prepayment Risk

During periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates. This may result in a decrease in the Fund’s income.

22	Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Regulatory Risk

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Investment Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected. See “Industry Concentration Risk” above.

Securities Market Risk

The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund.

Senior Loans Risk

The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, Senior Loans may not mitigate price declines in a rising long-term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the Fund’s income. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements.

Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021. Please refer to “Interest Rate Risk” for more information.

Swaps Risk

Investments in swaps involve both the risks associated with an investment in the underlying investments or instruments (including equity investments) and counterparty risk. In a standard over-the-counter (“OTC”) swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount calculated based on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investments in securities, because swaps may be leveraged and OTC swaps are subject to counterparty risk (i.e., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. Certain swap transactions, including interest rate swaps and index credit default swaps, may be subject to mandatory clearing and exchange trading, although the swaps in which the Fund will invest are not currently subject to mandatory clearing and exchange trading. The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Annual Report	23

NOTES TO FINANCIAL STATEMENTS (concluded)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Tracking Error Risk

The performance of the Fund may diverge from that of the Underlying Index. Because the Fund employs a representative sampling strategy, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. The Investment Adviser may not be able to cause the Fund’s performance to correlate to that of the Fund’s benchmark, either on a daily or aggregate basis. Because the Underlying Index rebalances monthly but the Fund is not obligated to do the same, the risk of tracking error may increase following the rebalancing of the Underlying Index.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any investment company, there is no guarantee that the Fund will achieve its goal.

Note 8. New Accounting Pronouncements

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Investment Adviser has evaluated the impact of this new guidance and the adoption of this guidance did not have a material impact on the Funds’ financial statements.

Note 9. Other Affiliate Matters

The Investment Adviser, HCMFA, has been historically affiliated through common control with Highland Capital Management, LP (“HCMLP”), an SEC-registered investment adviser. On October 16, 2019, HCMLP filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. The case was subsequently transferred to the United States Bankruptcy Court for the Northern District of Texas (the “Court”). On January 9, 2020, the Court approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. Mr. Dondero remains an employee of HCMLP and as portfolio manager for all funds and vehicles for which he currently holds such titles. Nevertheless, given Mr. Dondero’s historic role with HCMLP and his continued ownership interest and roles with respect to the Highland platform as a whole, as well as the shared services agreements between HCMLP and the Investment Adviser, we still treat HCMLP and its affiliates as our affiliates for purposes hereof.

On August 12, 2020, HCMLP filed of a plan of reorganization (the “Filed Plan”) with the Court in advance of a mediation process to resolve the case (the “Mediation Plan”) involving

HCMLP, the official committee of unsecured creditors, and other parties involved in the reorganization proceedings. Under both the Filed Plan and the Mediation Plan (together the “Plans”), HCMLP’s investment and business activities are expected to continue without interruption, including the shared services arrangement with HCMFA. Under this arrangement the Investment Adviser may utilize employees from HCMLP in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. HCMFA is neither party to HCMLP’s bankruptcy filing nor subject to the Plans.

We do not expect HCMLP’s bankruptcy filings to impact its provision of services to HCMFA at this time.

Note 10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24	Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Highland/iBoxx Senior Loan ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Highland/iBoxx Senior Loan ETF (the “Fund”) as of June 30, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended June 30, 2019, and prior, were audited by other auditors whose report dated August 30, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and agent banks, or by other appropriate auditing procedures where replies from agent banks were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.

Cleveland, Ohio

September 10, 2020

Annual Report	25

ADDITIONAL INFORMATION (unaudited)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Tax Information

For shareholders that do not have a June 30, 2020 tax year end, this notice is for informational purposes only. For shareholders with a June 30, 2020 tax year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended June 30, 2020, the Fund is designating the following items with regard to distributions paid during the year.

Return of Capital	Ordinary Income Distribution	Total Distributions	Qualifying for Corporate Dividends Receivable Deduction*	Qualifying Dividend Income (15% Tax Rate for QDI)**	Interest Related Dividends***
3.08%	96.92%	100.00%	0.00%	0.00%	91.50%

*	The percentage in this column represents the amount of “Qualifying for Corporate Receivable Deduction Dividends” and is reflected as a percentage of ordinary income distributions.
**

The percentage in this column represents the amount of “Qualifying Dividend Income” and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of the Fund to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending June 30, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

***

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions exempt from U.S. withholding tax when paid to foreign investors.

Additional Portfolio Information

Net asset value, or “NAV,” is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of the Fund generally is determined using the midpoint between the bid and the ask on the stock exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares, because shares are bought and sold at current Market Prices. Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV. Further information regarding premiums and discounts for the Fund is available on the Fund’s website at www.highlandfunds.com The Investment Adviser and its affiliates manage other accounts, including private funds and individual accounts. Although investment decisions for the

Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each are allocated in a manner believed by the Investment Adviser to be equitable over time. The Investment Adviser may aggregate orders, which may include orders for accounts in which the Investment Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Adviser in a manner designed to be equitable and consistent with the Investment Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period January 1, 2020 through June 30, 2020, unless otherwise indicated. This table illustrates your Fund’s costs in two ways:

Actual Expenses: The first part of the table provides information about actual account values and actual

26	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second part of the table provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The actual expense ratio includes voluntary fee waivers or expense reimbursements by the Fund’s investment adviser. The expense ratio would be higher had the fee waivers or expense reimbursements not been in effect. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 01/01/20	Ending Account Value 06/30/20	Annualized Expense Ratios	Expenses Paid During Period*

Highland/iBoxx Senior Loan ETF
Actual Fund Return	$1,000.00	$914.50	0.75%	$3.57
Hypothetical	$1,000.00	$1,021.13	0.75%	$3.77

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the hypothetical six-month period, multiplied by 182/366 (to reflect the one-half year period).

Changes of Independent Registered Public Accounting Firms

On June 8, 2020, the Fund dismissed PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm, effective on such date. The decision to dismiss PwC was approved by the audit committee and by the full Board. On June 18, 2020, the Fund approved the appointment of Cohen & Company, Ltd. (“Cohen”) as the Fund’s independent registered public accounting firm. Cohen was engaged by the Fund on June 25, 2020.

During the Fund’s year ended June 30, 2019 and the subsequent interim period through June 8, 2020, during which PwC served as the Fund’s independent registered public accounting firm, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). PwC was not the auditor of the Fund for the year ended June 30, 2018.

During the year ended June 30, 2019 and the subsequent interim period through June 8, 2020, neither Management, the Fund, nor anyone on its behalf, consulted Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Fund, and no written report or oral advice was provided to the Fund by Cohen or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). The Fund provided PwC with a copy of the disclosure it is making in response to Item 304(a) of Regulation SK and requested that PwC furnish the Fund with letters addressed to the SEC, pursuant to Item 304(a) stating their agreement with the statements made and, if not, stating the respects in which they do not agree, including any new information, clarification of the Fund expression of its view, or the respects in which it does not agree with the statements made by the Fund in response to Item 304(a).

Liquidity Risk Management Program

The Fund adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 under the 1940 Act, as amended (the “Liquidity Rule”). As required by the Liquidity Rule, the Program is designed to reasonably assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

The Board has appointed the Investment Adviser as the Program’s administrator, and the Investment Adviser has delegated oversight of the Program to the cross-functional Liquidity Risk Management Committee (the “Committee”). The Committee includes representatives from the Investment Adviser’s compliance, accounting, operations, trading,

Annual Report	27

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

and portfolio management departments and is responsible for the Program’s administration and reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The Committee executes the day-to-day investment management and security-level activities of the Funds in accordance with the requirements of the Program, subject to the supervision of the Investment Adviser and the Board.

The Committee: (1) reviews the day-to-day operations of the Program; (2) reviews and approve month-end liquidity classifications; (3) reviews quarterly testing and determinations, as applicable; and (4) review other Program related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of the Fund that is subject to the requirements of the Liquidity Rule and is a part of the Program to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings as issues and trends are identified, including potential liquidity and valuation issues. The Committee also monitors global events, such as the COVID-19 coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

In accordance with the Liquidity Rule, the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

•	Highly liquid investments — cash or convertible to cash within three business days or less

•	Moderately liquid investments — convertible to cash in three to seven calendar days

•	Less liquid investments — can be sold or disposed of, but not settled, within seven calendar days

•	Illiquid investments — cannot be sold or disposed of within seven calendar days

Liquidity classification determinations consider a variety of factors including various market, trading and investment specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or “HLIM”). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable. The Report noted that during the applicable period the Fund did not primarily hold assets that were considered to be highly liquid. The HLIM was set at greater than 10% highly liquid investments for the Fund. The Liquidity Rule and the Program also require reporting to the Board and the U.S. Securities and Exchange Commission (on a non-public basis) if the Fund’s holdings of illiquid investments exceed 15% of the Fund’s assets.

At a meeting held on June 18, 2020, the Committee presented a report to the Board summarizing the results of its annual assessment of the adequacy and effectiveness of the Program’s implementation (the “Report”). The Report covered the period since the Program’s inception through May 31, 2020 (the “Period”).

For the Trust, the Report stated, in relevant part, that during the Period:

•	There were no material changes to the Program;

•	The Fund’s investment strategy remained appropriate for an open-end fund;

•	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

•	The Fund did not breah the 15% limit on illiquid investments;

•	The Fund routinely used the expedited settlement facilities to raise cash during periods of unusual market volatility with no issues;

•	The Fund has been designated as a primarily Highly Liquid Fund and

•	There were no material liquidity events which occurred or were reported during this period applicable to The Fund, if any, and the Committee’s actions to address such matter.

Overall, the Report concluded that the Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk, and is operating in a manner that is adequate and effective to manage the liquidity risk of The Fund.

28	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Trustees and Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Investment Adviser. The names and birth dates of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, TX 75201.

The “Highland Funds Complex,” as referred to herein consists of: each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF”), Highland Income Fund (“HFRO”), NexPoint Strategic Opportunities Fund (“NHF”), NexPoint Real Estate Strategies Fund (“NRESF”), and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

Annual Report	29

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Dr. Bob Froehlich (4/28/1953)	Trustee	Indefinite Term; Trustee since December 2013.	Retired.	13	Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman; Director of First Capital Investment Corp. (from March 2017 to March 2018); and Director and Special Advisor to Vault Data, LLC (since February 2018).	Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

30	Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Ethan Powell[3] (6/20/1975)	Trustee; Chairman of the Board	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	President and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Funds Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of Highland Capital Management Fund Advisors, L.P. (“HCMFA”) from 2012 until December 2015; Senior Retail Fund Analyst of HCM from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.	13	Trustee of Impact Shares Funds I Trust	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

Annual Report	31

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees

Bryan A. Ward (2/4/1955)	Trustee	Indefinite Term; Trustee since December 2013; Chairman of the Board since December 2013; and Executive Vice President and Principal Executive Officer from June 2012 until December 2015.	Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 1991 until retirement in 2014.	13	Director of Equity Metrix, LLC	Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

Interested Trustee

John Honis[2] (6/16/1958)	Trustee	Indefinite Term; Trustee since July 2013.	President of Rand Advisors, LLC since August 2013; and Partner of Highland Capital Management, L.P. (“HCM”) from February 2007 until his resignation in November 2014.	13	Manager of Turtle Bay Resort, LLC (August 2011 – December 2018); Manager of American Home Patient (November 2011 to February 2016).	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

1

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

2

Effective January 28, 2020, Mr. Honis is treated as an Interested Trustee of the Fund in light of certain relationships between Mr. Honis and certain affiliates of the Adviser, including HCMLP, arising out of HCMLP’s pending Chapter 11 proceedings.

3	Prior to December 8, 2017, Mr. Powell was treated as an Interested Trustee of the Trust for all purposes other than compensation and the Trust’s code of ethics.

32	Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2020	Highland/iBoxx Senior Loan ETF

Trustees and Officers

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Frank Waterhouse (4/14/1971)	Treasurer, Principal Accounting Officer, Principal Financial Officer and Principal Executive Officer	Indefinite Term; Treasurer since May 2015. Principal Financial Officer and Principal Accounting Officer since October 2017. Principal Executive Officer since February 2018.	Partner and Chief Financial Officer of HCM; Treasurer of the Highland Funds Complex since May 2015.

David Klos, CPA (5/6/1982)	Assistant Treasurer	Indefinite Term: Assistant Treasurer since April 2020	Chief Accounting Officer at HCMLP since April 2020 and Financial Operations Principal for NexPoint Securities, Inc. since October 2016; Controller at HCMLP from March 2017 to March 2020; Assistant Controller at HCMLP from March 2015 until February 2017.

Jason Post (1/9/1979)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since September 2015.	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Funds Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

Lauren Thedford (1/7/1989)	Secretary since April 2019	Indefinite Term: Secretary since April 2019	Associate General Counsel at HCM since September 2017; In-House Counsel at HCM from January 2015 until September 2017; Secretary of the Highland Funds Complex since April 2019.

Annual Report	33

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

Highland Capital Management Fund Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Custodian

Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Fund Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of the Highland/iBoxx Senior Loan ETF (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-855-799-4757 to request that additional reports be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting records for the most recent 12-month period ended June 30th are available (i) without charge, upon request, by calling 1-855-799-4757 and (ii) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT is available on the Commission’s website at http://www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may also obtain the Form N-PORT, upon request and without charge, by visiting the Fund’s website at www.highlandfunds.com or by calling 1-855-799-4757.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available upon request without charge by calling 1-855-799-4757.

34	Annual Report

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240 Greenwich Street

New York, NY 10286

Highland/iBoxx Senior Loan ETF	Annual Report June 30, 2020

www.highlandfunds.com	HFI-ETF-AR-0620

Item 2.        Code of Ethics.

(a)

Highland Funds I (the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waiver, including any implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

The Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed herewith as Exhibit (a)(1).

Item 3.        Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees (the “Board”) has determined that Bryan A. Ward, a member of the Audit & Qualified Legal Compliance Committee of the Board (the “Audit Committee”), is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”) in Item 3 of Form N-CSR. Mr. Ward is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4.        Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $340,000 for the fiscal year ended June 30, 2019 and $220,500 for the fiscal year ended June 30, 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $33,615 for the fiscal year ended June 30, 2019 and $0 for the fiscal year ended June 30, 2020.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $36,556 for the fiscal year ended June 30, 2019 and $30,000 for the fiscal year ended June 30, 2020. Such services related to assistance on the Registrant’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended June 30, 2019 and $0 for the fiscal year ended June 30, 2020.

(e)(1)	Disclose the Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. (As used below, the term “Funds” includes the Registrant.)

The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of the Funds’ independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Funds and all non-audit services to be provided by the independent auditors to the Funds’ investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)

review and consider whether the independent auditors’ provision of any non-audit services to the Funds, the Funds’ investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant was $36,556 for the fiscal year ended June 30, 2019 and $0 for the fiscal year ended June 30, 2020.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and an Adviser Affiliate that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.         Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee, the Audit and Qualified Legal Compliance Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Trustees, each of whom is not an “interested person” as defined in the 1940 Act:

Dr. Bob Froehlich

Ethan Powell

Bryan A. Ward

Item 6.        Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Annual Reports filed under Item 1 of this form.

(b)	Not applicable.

Item 7.        Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.        Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.      Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11.      Controls and Procedures.

(a)    The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.      Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.      Exhibits.

(a)(1)	The code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)(i)	Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

(a)(4)(ii)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HIGHLAND FUNDS I

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: September 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following person(s) on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer, Principal Financial Officer, and Principal Executive Officer

Date: September 10, 2020